                                                                     EXHIBIT 1.1

[Draft--5/26/01]



                              152,032,238 Shares


                              Sprint Corporation

             FON Common Stock, Series 1, $2.00 par value per share




                            UNDERWRITING AGREEMENT



May 30, 2001
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                                                                               1




                                                              New York, New York
                                                                    May 30, 2001



Goldman, Sachs & Co.
85 Broad Street
New York, NY 10036

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

UBS Warburg LLC
299 Park Avenue
New York, NY 10036


As Representatives of the several Underwriters named in Schedule II hereto,


Dear Sirs and Mesdames:

          France Telecom ("France Telecom") and NAB Nordamerika Beteiligungs Holding GmbH ("DT Holdings" and, together with France Telecom, the "Selling Stockholders") severally propose to sell to the several underwriters named in
Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, an aggregate of 152,032,238 shares (the "Firm Shares") of the FON Common Stock, Series 1, $2.00 par value per share (the "Series 1 FON Stock") of Sprint Corporation, a Kansas corporation (the "Company") to be issued by the Company to the Selling Stockholders upon conversion of shares of the FON Common Stock, Series 3, $2.00 par value per share (the "Series 3 FON Shares") of the Company and with respect to shares of Class A Common Stock, $2.50 par value per share, of the Company (the "Class A Common Shares") held by the Selling Stockholders (such Series 3 FON Shares and Class A Common Shares held by the Selling Stockholders being referred to herein as the "Conversion Shares"), each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in Schedule I hereto.

          The Selling Stockholders also propose to sell to the several Underwriters not more than an additional 22,804,834 shares of Series 1 FON Stock (the "Additional Shares") to be issued by the Company to the Selling Stockholders upon conversion of additional Conversion Shares if and to the extent that you, as Representatives, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Series 1 FON Stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares". The shares of Series 1 FON Stock of the Company, together with all other classes and series of common stock of the Company, are hereinafter referred to as the "Common Stock".

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration
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                                                                               2

statement, including a prospectus, relating to the Shares (Commission file no. 333-55930). The registration statement as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the prospectus in the form first used to confirm sales of Shares is hereinafter referred to as the "Prospectus". If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement or the issue date of such preliminary prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of any preliminary prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters and the Selling Stockholders that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement and any amendments thereto, as of their respective effective dates, did not contain or, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and any of the amendments thereto, as of their respective effective dates, and the Prospectus, as of its issue date and, as amended or supplemented, if applicable, as of the Closing Date, complied or will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus, as of its issue date and, as amended or supplemented, if applicable, as of the Closing Date does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and
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                                                                               3

     warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus or any amendment or supplement thereto based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Each subsidiary of the Company that would be a "significant subsidiary" of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Commission, substituting five percent for ten percent in the conditions specified therein and substituting "proportionate share of the total net revenue (after intercompany eliminations)" for "equity in the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle" and "such revenue" for "such income" in clause (3) of such definition (each a "Material Subsidiary"), has been duly incorporated or otherwise organized, is validly existing as a corporation, limited liability company, or partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate, limited liability company, or partnership, as the case may be, power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the outstanding shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as otherwise set forth or incorporated by reference in the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (e) This Agreement has been duly authorized, executed and delivered by the Company, and the Company has, and on the Closing Date will have, the corporate power to enter into this Agreement and perform its obligations hereunder.

          (f) The authorized equity capitalization of the Company is as set forth in the Prospectus under the caption "Capitalization", and the Series
     1 FON Stock conforms in all material respects to the description thereof contained in the Prospectus.
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                                                                               4

          (g) All outstanding shares of Common Stock, including the Conversion Shares, have been duly authorized and are validly issued, fully paid and non-assessable.

          (h) The Shares to be sold by the Selling Stockholders have been duly authorized and, when issued upon conversion of the Conversion Shares and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement (i) will not violate any provision of the articles of incorporation or by-laws of the Company and (ii) will not violate any provision of law applicable to the Company or any of its subsidiaries, any agreement or other instrument binding upon the Company or any of its subsidiaries or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except in each case set forth in this clause (ii) for violations that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or the Company's ability to perform its obligations hereunder; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the execution, delivery or performance of this Agreement by the Company, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

          (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus that are not described as required. There are no contracts or other documents required to be filed as exhibits to the Registration Statement that are not filed as required.

          (l) Any preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (m) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.
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                                                                               5

          (n) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses material to the Company and its subsidiaries, taken as a whole, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, could reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

          (o) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except, in the case of all matters set forth in clauses (i), (ii) and (iii), as set forth in the Prospectus and except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals could not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) There are no costs or liabilities known to the Company associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which could reasonably be expected to, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (q) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to register any securities pursuant to the Registration Statement, except such rights as have been both (i) set forth or incorporated by reference in the Prospectus and (ii) waived or satisfied.

          (r) Ernst & Young LLP and Deloitte & Touche LLP, whose reports on the consolidated financial statements of the Company and its subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are each independent public accountants with respect to the Company as required by the Securities Act.

          (s) The audited and unaudited financial statements and schedules included in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its subsidiaries for the periods specified; such financial
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                                                                               6

     statements and schedules have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

          (t) As of the date hereof, the Company does not believe that it is, or has been, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), during the five-year period ending on the date hereof, although it has not determined or established whether it will be a United States real property holding corporation in the future.

               2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders severally represents and warrants to and agrees with each of the Underwriters that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

          (b) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Letter to the Transfer Agent (as defined below) and the power of attorney appointing certain individuals as such Selling Stockholder's attorneys in fact to execute and deliver this Agreement and the documents and certificates contemplated hereby (the "Power of Attorney") will not violate (i) any provision of the certificate of incorporation or by-laws (or equivalent constituent documents) of such Selling Stockholder, or (ii) except in each case for violations that would not materially and adversely affect the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, any provision of law applicable to such Selling Stockholder, any agreement or other instrument binding upon such Selling Stockholder or any property of such Selling Stockholder or to which such Selling Stockholder is a party or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the execution, delivery or performance of this Agreement, the Letter to the Transfer Agent and the Power of Attorney by such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (c) Such Selling Stockholder has, and on the Closing Date will have, the corporate power to enter into this Agreement, the Letter to the Transfer Agent and the Power of Attorney, to sell, transfer and deliver the Shares to be sold by such Selling Stockholder and perform its obligations under this Agreement, the Letter to the Transfer Agent or the Power of Attorney.

          (d) Such Selling Stockholder has delivered a letter to UMB Bank, N.A., (the "Transfer Agent"), substantially in the form attached as Exhibit A hereto ("Letter to the Transfer Agent"), and such Selling Stockholder has received the transfer agent's signed acknowledgment of such letter and has not received any notice that the transfer agent does not intend to comply with the instructions therein.

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                                                                               7

          (e) Such Selling Stockholder is the record owner of the Shares to be sold by such Selling Stockholder and is not aware of any "adverse claims" (within the meaning of Section 8-105 of the Uniform Commercial Code as adopted by the State of New York (the "UCC") that may be asserted against such Selling Stockholder with respect to such Shares.

          (f) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not contain and, at the Closing Date, the Prospectus as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph apply only to statements or omissions in the Registration Statement or Prospectus based upon information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein.

          (g) The sale of such Selling Stockholder's Shares pursuant to this Agreement is not prompted by any material, non-public information in such Selling Stockholder's possession concerning the Company that would cause such sale to constitute a violation by such Selling Stockholder of Rule 10b-5 promulgated under the Exchange Act.

          (h) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in any stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares pursuant to the distribution contemplated by this Agreement and, other than as permitted by the Securities Act, such Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.


          3. Agreements to Sell and Purchase. Each Selling Stockholder, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Selling Stockholder at $______ a share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Selling Stockholder as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Selling Stockholder agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, the number of Additional Shares set forth opposite such Selling

Stockholder's name on Schedule I hereto at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify each Selling Stockholder in writing at least three business days in advance of the Option Closing Date and not later than 30 days after the date of this Agreement, which notice shall be irrevocable and shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in
Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase from each Selling Stockholder, in the same proportion as the number of Firm Shares purchased by that Underwriter from such Selling Stockholder bears to the total number of Firm Shares purchased by that Underwriter, the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in
Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

          Each of the Company and France Telecom, severally and not jointly, and Deutsche Telekom AG and DT Holdings, jointly with respect to each other and severally with respect to the Company and France Telecom, hereby agrees that, without the prior written consent of Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and UBS Warburg LLC on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of any series of FON Common Stock or any securities convertible into or exercisable or exchangeable for shares of any series of FON Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of FON Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of FON Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any transaction pursuant to any employee or director benefit plan in effect on the date of the Prospectus or the registration of any such transaction, (C) issuances of FON Common Stock pursuant to any dividend reinvestment plan in effect on the date of the Prospectus, (D) issuances of FON Common Stock pursuant to the Company rights plan in effect on the date of the Prospectus, (E) issuances of FON Common Stock or securities convertible into or exchangeable for FON Common Stock in connection with acquisitions, or mergers or in connection with strategic or other significant investments, provided that in each case set forth in this clause (E) the recipient of such FON Common Stock or securities convertible into or exchangeable for FON Common Stock agrees to be bound for any remaining portion of such 90 day period on the above terms (except that recipients of FON Common Stock or securities convertible into or exchangeable for FON Common Stock in connection with the acquisition by the Company of a company whose shares are publicly traded need not so agree) or (F) transfers by either Selling Stockholder of Common Stock to one or a limited number of special purpose vehicles or other financial intermediaries or financial institutions pursuant to Section 5(a)(ii)(B) of the Offering Process Agreement among France

Telecom, Deutsche Telekom AG, DT Holdings and the Company, dated as of February 20, 2001, provided any such entity agrees to be bound for any remaining portion of such 90 day period on the above terms.

          4. Terms of Public Offering. The Selling Stockholders are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Selling Stockholders are further advised by you that the Shares are to be offered to the public initially at $_____________ a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of $______ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $_____ a share, to any Underwriter or to certain other dealers.


          5. Payment and Delivery. Payment for the Firm Shares to be sold by each Selling Stockholder shall be made to such Selling Stockholder in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on ____________, 2001/1/, or at such other time on the same or such other date, not more than five business days later, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date".

          Payment for any Additional Shares shall be made to each Selling Stockholder in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section 3 or at such other time on the same or on such other date, in any event not later than _______, 2001/2/, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Option Closing Date".

          Certificates for the Firm Shares and Additional Shares shall be as contemplated in the Letter to the Transfer Agent. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

          6. Conditions to the Obligations of the Underwriters and the Selling Stockholders. The several obligations of the Selling Stockholders to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have been declared effective by the Commission prior to the Closing Date and that no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission at the Closing Date. The several obligations of the Selling Stockholders to sell the Shares to the Underwriters shall also be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Closing Date, the accuracy of the statements by the Company made in any certificates delivered to the Selling Stockholders pursuant to the provisions hereof and to the conditions set forth in Sections 6(b), (c), (d), (h), (k),(l) and (m) below.

-------------------------

/1/Insert date 3 business days or, in the event the offering is priced after 4:30 p.m. Eastern Time (and T+4 settlement is deemed to apply to secondary sales), 4 business days after the date of the Underwriting Agreement.

/2/Insert date 10 business days after the expiration of the green shoe option.

          The several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Closing Date, the accuracy of the statements by the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters and the Selling Stockholders shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as if made on the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

          (c) The Underwriters and the Selling Stockholders shall have received on the Closing Date an opinion of King & Spalding, outside counsel for the Company, dated the Closing Date, to the effect that:

               (i) the Registration Statement has become effective under the Act, any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened;

               (ii) the statements (A) in the Prospectus under the captions "Description of Agreements with Selling Stockholders" and "Certain Federal Income Tax Consequences" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the documents (or provisions thereof) or statutes and regulations (or provisions thereof) referred to therein, fairly present the information called for with respect to such documents (or provisions thereof) and statutes and regulations (or provisions thereof) and fairly summarize in all material respects such documents (or provisions thereof) or statutes and regulations (or provisions thereof);

               (iii) the Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and

               (iv) the Registration Statement, as of its effective date, and the Prospectus, as of its issue date and, as amended or supplemented, if applicable, as of the Closing Date, complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder (in each case other than (i) the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein and (ii) the documents and other information incorporated by reference therein, as to which we express no opinion).

               In addition, such counsel shall state that although it does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as set forth in paragraph (ii) above), nothing has come to its attention that causes such counsel to believe that (a) the Registration Statement (other than (i) the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein and (ii) the documents and other information incorporated by reference therein, as to which such counsel expresses no belief), as of its effective date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or
          (b) the Prospectus (other than (i) the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein and
          (ii) the documents and other information incorporated by reference therein, as to which such counsel expresses no belief), as of its issue date or, as amended or supplemented, if applicable, as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


          (d) The Underwriters and the Selling Stockholders shall have received on the Closing Date an opinion of Thomas A. Gerke, Vice President, Corporate Secretary and Associate General Counsel of the Company, dated the Closing Date, to the effect that:

               (i) the Company has been duly incorporated in the state of Kansas, is validly existing as a corporation in good standing under the laws of the state of Kansas, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (ii) each Material Subsidiary of the Company has been duly incorporated or otherwise organized, is validly existing as a corporation, limited liability company, or partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate, limited liability company, or partnership, as the case may be, power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (iii) the authorized equity capitalization of the Company is as set forth in the Prospectus under the caption "Capitalization", and the Series 1 FON Stock conforms in all material respects to the description thereof contained in the Prospectus;

               (iv) all outstanding shares of Common Stock, including the Conversion Shares, have been duly authorized and are validly issued, fully paid and non-assessable;

               (v) the Shares have been duly authorized, and when issued upon conversion of the Conversion Shares in accordance with the terms of the Conversion Shares, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of any statutory or contractual preemptive rights;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company and the Company has the corporate power to enter into this Agreement and perform its obligations hereunder;

               (vii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement
          (i) will not violate any provision of the articles of incorporation or by-laws of the Company and (ii) to such counsel's knowledge, will not violate any provision of law applicable to the Company or any of its subsidiaries, any agreement or other instrument binding upon the Company or any of its subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except in each case set forth in this clause (ii) for violations that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or the Company's ability to perform its obligations hereunder; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the execution, delivery or performance of this Agreement by the Company, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

               (viii) to such counsel's knowledge, (a) there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, (b) there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus that are not described as required and (c) there are no contracts or other documents required to be filed as exhibits to the Registration Statement that are not filed as required;

               (ix) no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, the Federal Communications Commission is necessary or required for the due authorization, execution or delivery by the Company of this Agreement or for the performance by the Company of the transactions contemplated under the Prospectus or this Agreement; and

                    (x) each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein, as to which such counsel expresses no opinion), as of its filing date, complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

                    In addition, such counsel shall state that although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, nothing has come to his attention that causes such counsel to believe that (a) the Registration Statement (other than the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein, as to which such counsel expresses no belief), as of its effective date, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus (other than the financial statements and notes thereto, the financial statement schedules and the other financial and statistical data included or incorporated by reference therein, as to which such counsel expresses no belief), as of its issue date or, as amended or supplemented, if applicable, as of the Closing Date, contained or contains an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) The Underwriters shall have received on the Closing Date opinions of Shearman & Sterling, counsel for France Telecom, and an opinion of Emmanuel Guillaume, Directeur Juridique et Fiscal of France Telecom, each dated the Closing Date, in the form attached hereto as Exhibits B, C and D.

          (f) The Underwriters shall have received on the Closing Date an opinion of Cleary, Gottlieb, Steen & Hamilton, special United States counsel for Deutsche Telekom AG and DT Holdings, and an opinion of Dr. Manfred Balz, L.L.M., General Counsel of Deutsche Telekom AG, both dated the Closing Date, in the form attached hereto as Exhibits E and F.

          (g) The Underwriters shall have received on the Closing Date an opinion of Cravath, Swaine & Moore, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Section 6(d)(iii),
     Section 6(c)(ii) (but only as to the statements in the Prospectus under the caption "Underwriters") and in Section 6(c)(iv) above.

          With respect to the last paragraph in Section 6(c)(iv) above, King & Spalding and Cravath, Swaine & Moore may state that their belief is based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Section 6(e) above, Shearman & Sterling and with respect to Section 6(f) above, Cleary, Gottlieb, Steen & Hamilton may rely, as to factual matters, to the extent such counsel deems appropriate, upon the representations of each Selling Stockholder contained herein and in other documents and instruments.

          The opinions of King & Spalding described in Section 6(c), of Thomas
     A. Gerke described in Section 6(d), Shearman & Sterling described in
     Section 6(e) and Cleary, Gottlieb, Steen & Hamilton described in Section 6(f) shall be rendered to the Underwriters and, as applicable, the Selling Stockholders, at the request of the Company or one or more of the Selling Stockholders, as the case may be, and shall so state therein.

          (h) The Underwriters and the Selling Stockholders shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters and the Selling Stockholders, from Ernst & Young LLP, independent public accountants, with respect to the Company and Deloitte & Touche LLP, independent public accountants, with respect to certain subsidiaries of the Company, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus; provided that the letters delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (i)  [intentionally omitted]

          (j) The Company and the Underwriters shall have received an officer's certificate, substantially in the form of Exhibits G-1 and G-2, respectively hereto of France Telecom, NAB and Deutsche Telekom.

          (k) The Underwriters and the Selling Stockholders shall have received a certificate, substantially in the form attached as Exhibit H hereto, of the Company relating to the ownership interests of the Selling Stockholders in the Company under section 897(c)(2) of the Code, as of the Closing Date.

          (l) The Selling Stockholders and the Company shall have received a certificate, substantially in the form attached as Exhibit I hereto, of the Underwriters relating to certain selling procedures, provided that this condition shall not be a condition to the several obligations of the Underwriters.

          (m) The Company shall have furnished to the Underwriters and the Selling Stockholders such further information, certificates and documents as the Underwriters and the Selling Stockholders may reasonably request.

          The obligations of the Company to perform the actions required of the Company under this Agreement on or before the Closing Date shall be subject to (i) the receipt by the Company of the documents referred to in paragraphs (j) and (l) of this Section 6 and (ii) the delivery by the Selling Shareholders to the Transfer Agent of the stock certificates representing the Shares together with completed stock powers substantially in the form attached as exhibits to the Letter to the Transfer Agent.

          The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

          7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter and (with respect to Section 7(b) and Section 7(f) only) each Selling Stockholder as follows:

          (a) To furnish to each of you without charge, one signed copy of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference, and any supplements and amendments thereto as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you and the Selling Stockholders a copy of each such proposed amendment or supplement (other than any document required to be filed pursuant to the Exchange Act) and not to file any such proposed amendment or supplement (other than any document required to be filed pursuant to the Exchange Act) to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters, the Selling Stockholders and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law; provided that, notwithstanding the foregoing, the expense of preparing, filing and furnishing any such amendment or supplement to the Prospectus nine months or more after the first date of the public offering shall be borne by the Underwriters or dealers that are required to deliver the Prospectus, as amended or supplemented.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that the Company will not be required to qualify, register or take other actions with respect to the Shares in any jurisdiction where, in order to do so, the Company would have to qualify to do business as a foreign corporation or to file a general consent to service of process.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending ___________, 2002/3/ that satisfies the provisions of
     Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) That upon each Selling Stockholder's and the Company's receipt of the certificate of the Underwriters described in Section 6(l) of this Agreement, such Selling Stockholder shall be deemed to be in compliance with Section 2.4(a) of the Amended and Restated Stockholders' Agreement among France Telecom, Deutsche Telekom AG and the Company, dated as of November 23, 1998, as amended by the Master Transfer Agreement between and among France Telecom, Deutsche Telekom AG, DT Holdings, Atlas Telecommunications, S.A., the Company, Sprint Global Venture, Inc. and the JV Entities set forth on Schedule II thereto, dated as of January 21, 2000, with respect to the Shares offered and sold under the terms of this Agreement.

          8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum (which shall not in any case exceed $5,000 without the written consent of the Company),
     (iii) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (iv) the cost of printing certificates

-------------------
     /3/ Insert date one year after the end of the Company's fiscal quarter in which the closing will occur.

     representing the Shares, (v) the costs and charges of any transfer agent, registrar or depositary, (vi) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, travel and lodging expenses of the representatives and officers of the Company and the cost of any aircraft owned by the Company or chartered by the Company in connection with the road show (provided that the Underwriters will reimburse the Company for the air travel expenses of the Underwriters on any such aircraft at commercial rates currently in effect) and (vii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. Notwithstanding the foregoing, it is understood that the Selling Stockholders will pay or cause to be paid (in the form of the difference between the Purchase Price and the Public Offering Price) the underwriting discount with respect to the Shares, all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable on the transfer of the Shares to the Underwriters and all fees and disbursements of their respective legal counsel in connection with the sale of the Shares pursuant to this Agreement. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

          The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Stockholders may otherwise have for the allocation of such expenses among themselves.

          9. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to (i) any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein or (ii) any Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if it shall be established that a copy of the Prospectus was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) or Section 7(c).

          (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless the Company and each Underwriter and each person, if any, who controls the Company or any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto and such indemnification being limited to the amount of net proceeds received from the sale of such Selling Stockholder's Shares by the Underwriters; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if it shall be established that a copy of the Prospectus was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) or Section 7(c).

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b) or 9(c), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing of the commencement thereof; but the failure so to notify the indemnifying party
     (i) will not relieve such indemnifying party from liability under paragraph
     (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing jointly by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such control persons of any Selling Stockholders, such firm shall be designated in writing jointly by the Selling Stockholders. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request, (ii) such request sets forth the terms of the proposed settlement and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e) To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and/or the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company, the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The Selling Stockholders respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of

     Shares each proposes to sell, and not joint.

          (f) The Company, the Selling Stockholders and the Underwriters agree that it would not be just or equitable if contribution pursuant to this
     Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (g)  The indemnity and contribution provisions contained in this
     Section 9 and the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares. Notwithstanding the foregoing, the representations and warranties made by the Company to the Selling Stockholders in Section 1 hereof shall terminate and be of no further force or effect (i) upon the termination of this Agreement or (ii) acceptance of any payment for any of the Shares.

          (h)  The indemnity and contribution provisions contained in this
     Section 9 do not modify or supersede any agreement between the Company and the Selling Stockholders.

          10. Termination. This Agreement shall be subject to termination by notice given by you to the Company and the Selling Stockholders, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 10(a)(i) through 10(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

          If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in
     Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders.
     In any such case either you, the Company or the Selling Stockholders shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, (i) because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement (other than due to the failure by the Selling Shareholders or the Underwriters to satisfy their respective conditions to the obligations of the Company described in the second to last paragraph of Section 6), (ii) pursuant to Section 10 or (iii) if for any reason the Company shall be unable to perform its obligations under this

     Agreement, the Company will reimburse the Selling Stockholders and the Underwriters or such persons as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such persons in connection with this Agreement or the offering contemplated hereunder.

          If this Agreement shall be terminated by the Underwriters, or any of them, or the Company, because of any failure or refusal on the part of either Selling Stockholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason either Selling Stockholder shall be unable to perform its obligations under this Agreement, such Selling Stockholder will reimburse the Company, the other Selling Stockholder and the Underwriters or such persons as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such persons in connection with this Agreement or the offering contemplated hereunder.

          12. Guarantee of Deutsche Telekom AG. Deutsche Telekom AG agrees to guarantee full payment and complete performance of any and all obligations of its subsidiary, DT Holdings, under this Agreement.

          13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          14. Notices. All communications under this Agreement will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036 (fax no. (212) 761-0260), attention General Counsel, Goldman Sachs & Co., 85 Broad Street, New York, NY 10036 (fax no. (212) 902-3000), attention General Counsel, and UBS Warburg LLC, 299 Park Avenue, New York, NY 10036 (fax no. (212) 821-3285), attention General Counsel or if sent to the Company, will be mailed, delivered or telefaxed to 2330 Shawnee Mission Parkway, Westwood, KS, 66205, U.S.A., attention Corporate Secretary (fax no. (913) 624-2256), and if faxed, any such notice shall be confirmed in writing, with a copy to King & Spalding, 1185 Avenue of the Americas, New York, NY 10036, attention Mary A. Bernard, Esq. (fax no. (212) 556-2222) or if sent to France Telecom, will be mailed, delivered or telefaxed to 6 place d'Alleray, 75505 Paris Cedex 15, France, attention General Counsel (fax no.(33-1) 44-44-02-
     13) and with a copy to Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, U.S.A., attention Alfred J. Ross, Jr., Esq. (fax no. (212) 848-
     7179), or if sent to Deutsche Telekom AG or DT Holdings, will be mailed, delivered or telefaxed to Friedrich-Ebert-Allee 140, D-53113 Bonn, Germany attention Chief Executive Officer (fax. no. 49-228-181-8970) with a copy to Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, NY, 10006, U.S.A., attention Robert P. Davis, Esq. (fax no. (212) 225-3999).

          15. Governing Law; Dispute Resolution. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law).

          (b) Each of the Company, France Telecom, Deutsche Telekom AG and DT Holdings irrevocably consents and agrees that any legal action, suit or proceeding by the Underwriters or any person controlling any of the Underwriters (a "Specified Party") with respect to their rights, obligations or liabilities under or arising out of or in connection with this Agreement shall be brought by such party only in the United States District Court for the Southern District of New York or, in the event (but only in the event) such court does not have subject matter jurisdiction over such action, suit or proceeding, in the courts of the State of New York sitting in the Borough of Manhattan, New York City, and each of the Company, France Telecom, Deutsche Telekom and DT Holdings hereby irrevocably waives any claim that such proceeding has been brought in an inconvenient forum and irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in personam, with respect to any such action, suit or proceeding (including, without limitation, claims for interim relief, counterclaims, actions with multiple defendants and actions in which such party is impled), it being understood that this provision inures to the benefit only of Specified Parties and no third parties. Each of the Underwriters, the Company, France Telecom, Deutsche Telekom AG and DT Holdings hereto irrevocably and unconditionally waives any right that it may have to a jury trial in any legal action, suit or proceeding with respect to, or arising out of or in connection with this Agreement. Each of France Telecom, Deutsche Telekom AG and DT Holdings hereby irrevocably designates CT Corporation System (in such capacity, the "Process Agent"), with an office at 111 Eighth Avenue, New York, New York 10011, as its designee, appointee and agent to receive, for and on its behalf service of process in such jurisdiction in any legal action or proceedings with respect to this Agreement, and such service shall be deemed complete upon delivery thereof to the Process Agent, provided that in the case of any such service upon the Process Agent, the party effecting such service shall also deliver a copy thereof to France Telecom, Deutsche Telekom AG and DT Holdings in the manner provided in Section 14. Each of France Telecom, Deutsche Telekom AG and DT Holdings hereby confirm that they have paid in full the fee charged by the Process Agent to act as such for the five year period beginning on the date hereof and each shall take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that France Telecom, Deutsche Telekom AG and DT Holdings will at all times during such period have an agent for service of process for the above purposes in New York, New York. In the event of the transfer of all or substantially all of the assets and business of the Process Agent to any other corporation by consolidation, merger, sale of assets or otherwise, such other corporation shall be substituted hereunder for the Process Agent with the same effect as if named herein in place of CT Corporation System. Each of the Company, France Telecom, Deutsche Telekom AG and DT Holdings further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered airmail, postage prepaid, to such party at its address set forth in this Agreement, with copies to counsel as specified under Section 14, such service of process to be effective upon acknowledgment of receipt of such registered mail. Nothing herein shall affect the right of the Underwriters or any person controlling the Underwriters to serve process in any other manner permitted by applicable law. Each of the Company, France Telecom, Deutsche Telekom AG, the Underwriters and DT Holdings expressly acknowledges that the foregoing waivers are intended to be irrevocable under the laws of the State of New York and of the United States of America.

          16. Waiver of Immunity. (a) Each of France Telecom, Deutsche Telekom AG and DT Holdings agrees that, to the extent that it or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise based upon its status as an agency or instrumentality of government from any legal action, suit or proceeding or from set off or counterclaim relating to this Agreement, from the jurisdiction of any competent court described in Section 15(b), from service of process, from attachment prior to judgment, from attachment in aid of execution of a judgment, from execution pursuant to a judgment or an arbitral award or from any other legal process in any jurisdiction, it, for itself and its property expressly, irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity with respect to such matters arising with respect to this Agreement or the subject matter hereof or thereof (including any obligation for the payment of money). Each of France Telecom, Deutsche Telekom AG and DT Holdings agrees that the waiver in this provision is irrevocable and is not subject to withdrawal in any jurisdiction or under any statute, including the Foreign Sovereign Immunities Act, 28 U.S.C. (P) 1602 et seq. The foregoing waiver shall constitute a present waiver of immunity at any time any action is initiated against France Telecom, Deutsche Telekom AG, or DT Holdings with respect to this Agreement.

          17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                Very truly yours,

                                Sprint Corporation



                                By:____________________________
                                   Name:
                                   Title:


                                France Telecom



                                By:____________________________
                                   Name:
                                   Title:


                                Deutsche Telekom AG



                                By:____________________________
                                   Name:
                                   Title:


                                NAB Nordamerika Beteiligungs Holding GmbH



                                By:____________________________
                                   Name:
                                   Title:

Accepted as of the date hereof



Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
UBS Warburg LLC


Acting severally on behalf
 of themselves and the
 several Underwriters named
 in Schedule II hereto.


By: Goldman, Sachs & Co.



     By:___________________________
        Name:
        Title:


By: Morgan Stanley & Co. Incorporated



     By:___________________________
        Name:
        Title:


By: UBS Warburg LLC



     By:___________________________
        Name:
        Title:

                                                                                                        28


                                                                                                SCHEDULE I



                                              Number of Firm               Number of
Selling Stockholder                           Shares To Be Sold            Additional Shares
France Telecom                                75,873,805                   11,381,070

NAB Nordamerika Beteiligungs Holdings
 GmbH                                         76,158,433                   11,423,764


                                              -----------------            -----------------

Total.................................        152,032,238                  22,804,834

                                              ==================           ==================

                                                                                SCHEDULE II




                                                                           Number of
                                                                          Firm Shares
Underwriter                                                             To Be Purchased
Goldman, Sachs & Co...................................................
Morgan Stanley & Co. Incorporated.....................................
UBS Warburg LLC.......................................................
Deutsche Banc Alex. Brown Inc.........................................
Salomon Smith Barney Inc..............................................
Credit Suisse First Boston Corporation................................
J.P. Morgan Securities Inc............................................
Lehman Brothers Inc...................................................
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated..................................................
        Total.........................................................


                                                                        _______________

                                                   Total ........         152,032,238
                                                                        ===============

                                                                       EXHIBIT A

                                                                  EXECUTION COPY

                   NAB Nordamerika Beteiligungs Holding GmbH
                            c/o Deutsche Telekom AG
                           Friedrich-Ebert-Allee 140
                                  D-53113 Bonn
                                    Germany

                                  May 29, 2001


UMB Bank, n.a.
P.O. Box 419226
Kansas City, MO  64141-6226
Attention:  Nancy Hoffman, Senior Vice President


                               Sprint Corporation
                 Public Offering of FON Common Stock, Series 1
                 ---------------------------------------------

Dear Ms. Hoffman:

  Sprint Corporation ("Sprint"), France Telecom ("FT"), Deutsche Telekom AG
                       ------                     --
("DT"), NAB Nordamerika Beteiligungs Holding GmbH ("NAB") and the several
  --                                                ---
underwriters named in Schedule II thereto (the "Underwriters") expect to enter
                                                ------------
into an Underwriting Agreement (the "Underwriting Agreement"), pursuant to which
                                     ----------------------
NAB would agree to sell to the Underwriters 76,158,433 shares (the "Firm
                                                                    ----
Shares") of Sprint FON Common Stock, Series 1, $2.00 par value per share

("Series 1 FON Stock") on the closing date under the Underwriting Agreement (the
--------------------
"Firm Shares Closing Date").  Pursuant to the Underwriting Agreement, NAB would
 ------------------------
also agree to sell up to 11,423,764 shares (the "Additional Shares") of Series 1
                                                 -----------------
FON Stock to the Underwriters, if and to the extent that the Underwriters elect to exercise an option under the Underwriting Agreement to purchase such Additional Shares by notice to NAB to be given at any time beginning on the date that the Underwriting Agreement is signed and through the following 30 days.
The closing date for the purchase of Additional Shares is referred to herein as the "Option Closing Date".
     -------------------

  On the date hereof, NAB holds certificates  (the "FON Certificates")
                                                    ----------------
representing 44,464,179 shares of Sprint FON Common Stock, Series 3, $2.00 par value per share ("Series 3 FON Stock"). Pursuant to Article SIXTH, Section
                  ------------------
8.3(a) of Sprint's Amended and Restated Articles of Incorporation, as amended (the "Sprint Charter"), each share of Series 3 FON Stock may be converted into
      --------------
one share of Series 1 FON Stock upon delivery by NAB of written notice to Sprint. In the table immediately below we set forth, for all of the FON Certificates, the certificate numbers, dates of issuance and number of shares represented by each such certificate. NAB is delivering all of the FON Certificates to you with this letter agreement and will provide you with facsimile copies of the Firm Shares Stock Power (as defined below) and the Overallotment Stock Power (as defined below) (with originals of such facsimile copies to be sent by us via overnight courier to you), all such certificates and powers to be held by you in

UMB Bank, n.a.
May 29, 2001
Page 2




accordance with the terms of this letter agreement. Your signature on this letter agreement acknowledges, to Goldman Sachs & Co., Morgan Stanley & Co. Incorporated, UBS Warburg LLC, Sprint, FT, DT and NAB, your receipt of the FON Certificates, and your agreement to abide by the terms of this letter agreement, including its exhibits. Do not cancel, sell, transfer or use the FON Certificates except in accordance with this letter agreement.

-----------------------------------------------------------------------------------------------------------------------
Certificate number            Type of shares                Date of Issuance              Number of shares
-----------------------------------------------------------------------------------------------------------------------
F3-12                         Series 3 FON Stock            December 29, 1999             200,000
F3-13                         Series 3 FON Stock            December 29, 1999             43,118,018
F3-14                         Series 3 FON Stock            December 29, 1999             200,000
F3-15                         Series 3 FON Stock            December 29, 1999             325,000
F3-16                         Series 3 FON Stock            December 29, 1999             375,702
F3-17                         Series 3 FON Stock            December 29, 1999             245,459
-----------------------------------------------------------------------------------------------------------------------

  On the date hereof, NAB holds Sprint stock certificate no. A0001, issued December 29, 1999, representing 43,118,018 shares (each, a "Class A Share") of
                                                            -------------
Sprint Class A Common Stock - Series DT, which currently has a par value of
$2.50 per share ("Class A Common Stock").   Pursuant to Article SIXTH, Sections
                  --------------------
1.2(d) and 8.3(a) of the Sprint Charter, on the date hereof one share of Series 1 FON Stock may be issued to NAB in respect of each Class A Share. NAB may exercise such right partially from time to time. The par value of the Class A Shares are adjusted whenever NAB exercises such right in part, in accordance with Article SIXTH, Section 1.2(e) of the Sprint Charter.

  NAB will provide you and Sprint with written instructions on the Firm Shares Closing Date (if such closing occurs) in the form attached hereto as Exhibit A (the "First Notice"). The First Notice will also serve as the notice to Sprint
      ------------
contemplated by Article SIXTH, Section 8.3(a) of the Sprint Charter with respect to the shares of Series 3 FON Stock and Class A Shares indicated therein. The Firm Shares Closing Date is expected to be either three or four business days after the date that the Underwriting Agreement is signed although it could occur as late as eight or nine business days after that date. It is understood and agreed that NAB is under no present obligation to sign the Underwriting Agreement or to consummate the transactions contemplated thereby. NAB or its counsel will telephone Ms. Hoffman at 816-860-7761 or Ms. Waters at 816-860-7782 on the date that the Underwriting Agreement is signed and again at least one business day prior to the Firm Shares Closing Date to confirm that the Firm Shares Closing Date will take place as scheduled. Immediately upon receipt of the First Notice you will follow the instructions set forth therein. To effect the transactions contemplated by the First Notice, we will provide you with a facsimile copy of a stock power executed in favor of the Underwriters (the "Firm
                                                                            ----
Shares Stock Power") on the date that we sign the Underwriting Agreement, with
------------------
the original of such stock power to be sent to you via overnight courier on the date that we sign the Underwriting Agreement. The certificate number for the Series 1 FON Stock Certificate (as defined in the First Notice) and the date of the Firm Shares Stock Power will be left blank in the Firm Shares Stock Power and shall be completed by you in accordance

UMB Bank, n.a.
May 29, 2001
Page 3




with the First Notice. The Firm Shares Stock Power will be executed by an authorized officer of NAB and will include a medallion guarantee. At your request, we will include with the First Notice an executed Officer's Certificate of NAB (the "Officer's Certificate") in the form previously approved by you.
             ---------------------
Promptly after the Firm Shares Closing Date we will send to you the originals of the First Notice and the Officer's Certificate.

  NAB will provide you and Sprint with written instructions on the Option Closing Date (if such closing occurs) in the form attached hereto as Exhibit B (the "Second Notice"). The Second Notice will also serve as the notice to
      -------------
Sprint contemplated by Article SIXTH, Section 8.3(a) of the Sprint Charter with respect to the shares indicated therein. The Option Closing Date is expected to be within 30 days from the date that the Underwriting Agreement is signed. The Underwriters will establish the Option Closing Date and provide NAB with one day's prior notice, and NAB or its counsel will telephone Ms. Hoffman at 816-860-7761 or Ms. Waters at 816-860-7782 on the date it receives such oral notice of the Option Closing Date from the Underwriters. Immediately upon receipt of the Second Notice you will follow the instructions set forth therein. To effect the transactions contemplated by the Second Notice, we will provide you with a facsimile copy of a stock power executed in favor of the Underwriters (the "Overallotment Stock Power") with the original of such stock power to be sent to
--------------------------
you via overnight courier on the date that we sign the Underwriting Agreement. The number of shares to be conveyed under the Overallotment Stock Power, the date and the certificate number for the Overallotment Series 1 FON Stock Certificate (as defined in the Second Notice) have been left blank in the Overallotment Stock Power and shall be completed by you in accordance with the Second Notice. The Overallotment Stock Power will be executed by an authorized officer of NAB and will include a medallion guarantee.

  Upon NAB's written notice to you that the transactions contemplated by this letter agreement are being terminated, or that the Underwriting Agreement has not been signed or that the closing for the Firm Shares has not occurred within twenty business days from the date hereof, you shall promptly return the FON Certificates, the Firm Shares Stock Power and the Overallotment Stock Power to NAB in accordance with instructions that NAB will then provide to you.

  This letter agreement shall be governed by the internal laws of the State of New York.

                                    Very truly yours,

                                    NAB Nordamerika
                                    Beteiligungs Holding
                                    GmbH

                                    By:____________________________
                                       Name:
                                       Title:

UMB Bank, n.a.
May 29, 2001
Page 4




Acknowledged and agreed:

UMB BANK, N.A.


By:_________________________
   Name:  Nancy Hoffman
   Title: Senior Vice President

SPRINT CORPORATION


By:_________________________
   Name:
   Title:

GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. INCORPORATED
UBS WARBURG LLC
DEUTSCHE BANK ALEX BROWN INC.
SALOMON SMITH BARNEY INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
J.P. MORGAN SECURITIES INC.
LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:

GOLDMAN, SACHS & CO.


By:_________________________
   Name:
   Title:

MORGAN STANLEY & CO. INCORPORATED


By:_________________________
   Name:
   Title:

UMB Bank, n.a.
May 29, 2001
Page 5





UBS WARBURG LLC


By:_________________________
  Name:
  Title:

                                                                       EXHIBIT A

                   Form of Notice on Firm Shares Closing Date

                        [Firm Shares Closing Date], 2001
Sprint Corporation
2330 Shawnee Mission Parkway
Westwood, KS 66205
Attention:  Mike Hyde, Esq.

UMB Bank, n.a.
P.O. Box 419226
Kansas City, MO  64141-6226
Attention:  Nancy Hoffman, Senior Vice President


By Facsimile (to Sprint at 913-624-2256  and to UMB Bank, n.a. at 816-860-
3963)

Dear Ms. Hoffman:

We refer to our letter to UMB Bank, n.a. dated May 29, 2001 (the "Instruction
                                                                  -----------
Letter").  Capitalized terms that are not defined herein have the meanings
------
set forth in the Instruction Letter. We attach a facsimile copy of the Officer's Certificate and we will send you an original of the same by overnight courier. We hereby instruct you as follows:

1. Immediately convert all [44,464,179]* shares of Series 3 FON Stock held by NAB represented by the FON Certificates into [44,464,179]* shares of Series 1 FON Stock, to be issued in the name of NAB on the stock transfer books of Sprint.



2. Immediately issue [31,694,254]* shares of Series 1 FON Stock in the name of NAB on the stock transfer books of Sprint, to be issued in respect of the Class A Shares held by NAB.

3. Immediately issue in the name of NAB one stock certificate representing in the aggregate the number of shares of Series 1 FON Stock set forth in Paragraphs one and two above, equal to [76,158,433]* shares of Series 1 FON Stock (the "Series 1 FON Stock Certificate"). You are authorized to insert the certificate number for the Series 1 FON Stock Certificate in the Firm Shares Stock Power, date that document with the date that appears above, and attach the Firm Shares Stock Power, as so completed, to the Series 1 FON Stock Certificate.


------------------------
* Exact number to be determined at time Underwriting Agreement is signed.

                                      A-1

4. Immediately after the issuance of the Series 1 FON Stock Certificate, transfer all such [76,158,433]* shares of Series 1 FON Stock so issued in the name of NAB to the following book entry account at The Depository Trust
    Company:

          [book entry account of underwriters]
          [financial institution]
          [account number]

     and then supply us by facsimile with a copy of each of the Series 1 FON Stock Certificate and the Firm Shares Stock Power, c/o Michael Volkovitsch, Cleary, Gottlieb, Steen & Hamilton (fax no. 212-225-3999), with copies by fax to the Underwriters, c/o David Brooks and Aaron Adams, Cravath, Swaine & Moore (fax no. 212-474-3700). You will then cancel the Series 1 FON Stock Certificate.

5. Following the transfers set forth above, NAB will continue to hold Sprint stock certificate no. A0001, issued December 29, 1999, representing 43,118,018 Class A Shares; provided, however, that such Class A Shares
                                --------  -------
     shall thereafter represent the right to receive [11,423,764]* shares of Series 3 (or Series 1, at NAB's election) FON Stock AND 21,559,009 shares of Sprint PCS Stock, $1.00 par value per share, Series 3 (or Series 1, at NAB's election). Moreover, the par value for each of such 43,118,018 Class A Shares shall thereafter be reduced from $2.50 per share to [$1.029884] per share on the stock transfer books of Sprint.

                                    Very truly yours,


                                    NAB Nordamerika
                                    Beteiligungs Holding
                                    GmbH


                                    By:____________________________
                                       Name:
                                       Title:

Acknowledged and agreed:

SPRINT CORPORATION


By: ______________________
    Name:
    Title:

                                      A-2

                                                                       EXHIBIT B

                     Form of Notice on Option Closing Date

                          [Option Closing Date], 2001

Sprint Corporation
2330 Shawnee Mission Parkway
Westwood, KS 66205
Attention:  Mike Hyde, Esq.

UMB Bank, n.a.
P.O. Box 419226
Kansas City, MO  64141-6226
Attention:  Nancy Hoffman, Senior Vice President

By Facsimile (to Sprint at 913-624-2256 and to UMB Bank, n.a. at 816-860-
3963)

Dear Ms. Hoffman:

We refer to our letter to UMB Bank, n.a. dated May 29, 2001 (the "Instruction
                                                                  -----------
Letter").  Capitalized terms that are not defined herein have the meanings
------
set forth in the Instruction Letter.  We hereby instruct you as follows:

1. Immediately issue [11,423,764 - or some lesser amount - per notice by the Underwriters] shares of Series 1 FON Stock in the name of NAB on the stock transfer books of Sprint, to be issued in respect of the Class A Shares held by NAB.

2. Immediately issue in the name of NAB one stock certificate representing in the aggregate the number of shares of Series 1 FON Stock set forth in paragraph one above (the "Overallotment Series 1 FON Stock Certificate").
                               --------------------------------------------
     You are authorized to insert "[11,423,764]" in the first blank space in the Overallotment Stock Power, date that document with the date that appears above, insert the certificate number for the Overallotment Series 1 FON Stock Certificate, and attach the Overallotment Stock Power, as so completed, to the Overallotment Series 1 FON Stock Certificate.

3. Immediately after the issuance of the Overallotment Series 1 FON Stock Certificate, transfer all such [11,423,764 - or some lesser amount - per notice by the Underwriters] shares of Series 1 FON Stock so issued in the name of NAB to the following book entry account at The Depository Trust
     Company:

              [book entry account of underwriters]
              [financial institution]
              [account number]
     and then supply us by facsimile with a copy of each of the Overallotment Series 1 FON Stock Certificate and the Overallotment Stock Power, c/o Michael Volkovitsch, Cleary, Gottlieb, Steen & Hamilton (fax no. 212-225-
     3999), with copies by fax to the Underwriters, c/o David Brooks and Aaron Adams, Cravath, Swaine & Moore (fax no. 212-474-3700). You will then cancel the Overallotment Series 1 FON Stock Certificate.

4. Following the transfers set forth above, NAB will continue to hold Sprint stock certificate no. A0001, issued December 29, 1999, representing 43,118,018 Class A Shares; provided, however, that such Class A Shares
                                --------  -------
     shall thereafter represent the right to receive zero shares [assuming transfer of 11,423,764 shares of Series 1 FON] of Series 3 (or Series 1) FON Stock AND 21,559,009 shares of Sprint PCS Stock, $1.00 par value per share, Series 3 (or Series 1, at NAB's election). Moreover, the par value for each of such 43,118,018 Class A Shares shall thereafter be reduced from $1.029884 per share to $0.50 [assuming transfer of 11,423,764 shares of Series 1 FON] per share on the stock transfer books of Sprint.

                                    Very truly yours,


                                    NAB Nordamerika
                                    Beteiligungs Holding
                                    GmbH


                                    By:____________________________
                                       Name:
                                       Title:


Acknowledged and agreed:

SPRINT CORPORATION


By:  ______________________
     Name:
     Title:

                                                                  EXECUTION COPY

                                 FRANCE TELECOM
                               6, place d'Alleray
                              75505 Paris Cedex 15
                                     France

                                  May 29, 2001


UMB Bank, n.a.
P.O. Box 419226
Kansas City, MO  64141-6226
Attention:  Nancy Hoffman, Senior Vice President


                               Sprint Corporation
                 Public Offering of FON Common Stock, Series 1
                 ---------------------------------------------

Dear Ms. Hoffman:

     Sprint Corporation ("Sprint"), France Telecom ("FT"), Deutsche Telekom AG
                          ------                     --
("DT"), NAB Nordamerika Beteiligungs Holding GmbH ("NAB") and the several
  --                                                ---
underwriters named in Schedule II thereto (the "Underwriters") expect to enter
                                                ------------
into an Underwriting Agreement (the "Underwriting Agreement"), pursuant to which
                                     ----------------------
FT would agree to sell to the Underwriters 75,873,805 shares (the "Firm Shares")
                                                                   -----------
of Sprint FON Common Stock, Series 1, $2.00 par value per share ("Series 1 FON
                                                                  ------------
Stock") on the closing date under the Underwriting Agreement (the "Firm Shares
-----                                                              -----------
Closing Date").  Pursuant to the Underwriting Agreement, FT would also agree to
------------
sell up to 11,381,070 shares (the "Additional Shares") of Series 1 FON Stock to
                                   -----------------
the Underwriters, if and to the extent that the Underwriters elect to exercise an option under the Underwriting Agreement to purchase such Additional Shares by notice to FT to be given at any time beginning on the date that the Underwriting Agreement is signed and through the following 30 days. The closing date for the purchase of Additional Shares is referred to herein as the "Option Closing
                                                            --------------
Date".

     On the date hereof, FT holds certificates  (the "FON Certificates")
                                                      ----------------
representing 44,136,857 shares of Sprint FON Common Stock, Series 3, $2.00 par value per share ("Series 3 FON Stock"). Pursuant to Article SIXTH, Section
                  ------------------
8.3(a) of Sprint's Amended and Restated Articles of Incorporation, as amended (the "Sprint Charter"), each share of Series 3 FON Stock may be converted into
      --------------
one share of Series 1 FON Stock upon delivery by FT of written notice to Sprint. In the table immediately below we set forth, for all of the FON Certificates, the certificate numbers, dates of issuance and number of shares represented by each such certificate. FT is delivering all of the FON Certificates to you with this letter agreement and will provide you with facsimile copies of the Firm Shares Stock Power (as defined below) and the Overallotment Stock Power (as defined below) (with originals of such facsimile copies to be sent

UMB Bank, n.a.
May 29, 2001
Page 2

by us via overnight courier to you), all such certificates and powers to be held by you in accordance with the terms of this letter agreement. Your signature on this letter agreement acknowledges, to Goldman Sachs & Co., Morgan Stanley & Co. Incorporated, UBS Warburg LLC, Sprint, FT, DT and NAB, your receipt of the FON Certificates and your agreement to abide by the terms of this letter agreement, including its exhibits. Do not cancel, sell, transfer or use the FON Certificates except in accordance with this letter agreement.


------------------------------------------------------------------------------------------------------------------------
Certificate number             Type of shares                  Date of Issuance              Number of shares
------------------------------------------------------------------------------------------------------------------------
F3-1                           Series 3 FON Stock                            4/20/1999                       200,000
F3-3                           Series 3 FON Stock                            6/04/1999                    43,118,018
F3-5                           Series 3 FON Stock                            6/04/1999                       200,000
F3-8                           Series 3 FON Stock                            9/30/1999                       374,298
F3-10                          Series 3 FON Stock                           12/28/1999                       244,541
------------------------------------------------------------------------------------------------------------------------

     On the date hereof, FT holds Sprint stock certificate no. A0001, issued April 26, 1996, representing 43,118,018 shares (each, a "Class A Share") of
                                                         -------------
Sprint Old Class A Common Stock, which currently has a par value of $2.50 per
share ("Class A Common Stock").   Pursuant to Article SIXTH, Sections 1.2(c) and
        --------------------
8.3(a) of the Sprint Charter, on the date hereof one share of Series 1 FON Stock may be issued to FT in respect of each Class A Share. FT may exercise such right partially from time to time. The par value of the Class A Shares are adjusted whenever FT exercises such right in part, in accordance with Article SIXTH, Section 1.2(e) of the Sprint Charter.

     FT will provide you and Sprint with written instructions on the Firm Shares Closing Date (if such closing occurs) in the form attached hereto as Exhibit A (the "First Notice"). The First Notice will also serve as the notice to Sprint
      ------------
contemplated by Article SIXTH, Section 8.3(a) of the Sprint Charter with respect to the shares of Series 3 FON stock and Class A Shares indicated therein. The Firm Shares Closing Date is expected to be either three or four business days after the date that the Underwriting Agreement is signed although it could occur as late as eight to nine business days after that date. It is understood and agreed that FT is under no present obligation to sign the Underwriting Agreement or to consummate the transactions contemplated thereby. FT or its counsel will telephone Ms. Hoffman at 816-860-7761 or Ms. Waters at 816-860-7782 on the date that the Underwriting Agreement is signed and again at least one business day prior to the Firm Shares Closing Date to confirm that the Firm Shares Closing Date will take place as scheduled. Immediately upon receipt of the First Notice you will follow the instructions set forth therein. To effect the transactions contemplated by the First Notice, we will provide you with a facsimile copy of a stock power executed in favor of the Underwriters in the form of Exhibit C hereto (the "Firm Shares Stock Power") on the date that we sign the Underwriting
             -----------------------
Agreement, with the original of such stock power to be sent to you via overnight courier on the date that we sign the Underwriting Agreement. The certificate number for the Series 1 FON Stock Certificate (as defined in the First Notice) and the date of the Firm Shares Stock Power will be left blank in the Firm Shares Stock Power and shall be completed by you in accordance with the First Notice. The Firm Shares Stock Power will be executed by an authorized officer of FT and will include a medallion guarantee. At your request, we will

UMB Bank, n.a.
May 29, 2001
Page 3

include with the First Notice an executed Officer's Certificate of FT (the "Officer's Certificate") in the form previously approved by you. Promptly
 ---------------------
after the Firm Shares Closing Date we will send to you the originals of the First Notice and the Officer's Certificate.

     FT will provide you and Sprint with written instructions on the Option Closing Date in the form attached hereto as Exhibit B (the "Second Notice").
                                                            -------------
The Second Notice will also serve as the notice to Sprint contemplated by Article SIXTH, Section 8.3(a) of the Sprint Charter with respect to the shares of Series 3 FON Stock and Class A Shares indicated therein. The Option Closing Date is expected to be within 30 days from the date that the Underwriting Agreement is signed. The Underwriters will establish the Option Closing Date and provide FT with one day's prior notice, and FT or its counsel will telephone Ms. Hoffman at 816-860-7761 or Ms. Waters at 816-860-7782 on the date it receives such oral notice of the Option Closing Date from the Underwriters. Immediately upon receipt of the Second Notice you will follow the instructions set forth therein. To effect the transactions contemplated by the Second Notice, we will provide you with a facsimile copy of a stock power executed in favor of the Underwriters in the form of Exhibit C hereto (the "Overallotment
                                                                -------------
Stock Power"), with the original of such stock power to be sent to you via
-----------
overnight courier on the date that we sign the Underwriting Agreement. The number of shares to be conveyed under the Overallotment Stock Power, the date and the certificate number for the Overallotment Series 1 FON Stock Certificate (as defined in the Second Notice) will be left blank in the Overallotment Stock Power and shall be completed by you in accordance with the Second Notice. The Overallotment Stock Power will be executed by an authorized officer of FT and will include a medallion guarantee.

     Upon written notice by FT to you that the transactions contemplated by this letter agreement are being terminated, or that the Underwriting Agreement has not been signed or that the closing for the Firm Shares has not occurred within twenty business days from the date hereof, you shall promptly return the FON Certificates, the Firm Shares Stock Power and the Overallotment Stock Power to FT in accordance with instructions that we then provide to you.

     This letter agreement shall be governed by the internal laws of the State of New York.

                                    Very truly yours,


                                    FRANCE TELECOM


                                    By:____________________________
                                       Name:
                                       Title:

UMB Bank, n.a.
May 29, 2001
Page 4

Acknowledged and agreed:

UMB BANK, N.A.


By:_________________________
   Name:  Nancy Hoffman
   Title:  Senior Vice President

SPRINT CORPORATION


By:_________________________
   Name:
   Title:

GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. INCORPORATED
UBS WARBURG LLC
DEUTSCHE BANK ALEX BROWN INC.
SALOMON SMITH BARNEY INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
J.P. MORGAN SECURITIES INC.
LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:

GOLDMAN, SACHS & CO.


By:_________________________
   Name:
   Title:

MORGAN STANLEY & CO. INCORPORATED


By:_________________________
   Name:
   Title:

UMB Bank, n.a.
May 29, 2001
Page 5


UBS WARBURG LLC


By:_________________________
   Name:
   Title:

                                                                       EXHIBIT A

                   Form of Notice on Firm Shares Closing Date

                        [Firm Shares Closing Date], 2001

  Sprint Corporation
  2330 Shawnee Mission Parkway
  Westwood, KS 66205
  Attention:  Mike Hyde, Esq.

  UMB Bank, n.a.
  P.O. Box 419226
  Kansas City, MO  64141-6226
  Attention:  Nancy Hoffman, Senior Vice President

  By Facsimile (to Sprint at 913-624-2256 and to UMB Bank, n.a. at 816-860-3963)

  Dear Ms. Hoffman:

  We refer to our letter to UMB Bank, n.a. dated May 29, 2001 (the "Instruction
                                                                    -----------
  Letter").  Capitalized terms that are not defined herein have the meanings set
  ------
  forth in the Instruction Letter. We attach a facsimile copy of the Officer's Certificate. We hereby instruct you as follows:

1. Immediately convert [all 44,136,857]* shares of Series 3 FON Stock represented by the FON Certificates held by FT into [44,136,857]* shares of Series 1 FON Stock, to be issued in the name of FT on the stock transfer books of Sprint.

2. Immediately issue [31,736,948]* shares of Series 1 FON Stock in the name of FT on the stock transfer books of Sprint, to be issued in respect of the Class A Shares held by FT.

3. Immediately issue in the name of FT one stock certificate representing in the aggregate the number of shares of Series 1 FON Stock set forth in Paragraphs one and two above, equal to [75,873,805]* shares of Series 1 FON Stock (the "Series 1 FON Stock Certificate"). You are authorized to insert
                 ------------------------------
     in the Firm Shares Stock Power the certificate number for the Series 1 FON Stock Certificate, date that document with the date that appears above, and attach the Firm Shares Stock Power, as so completed, to the Series 1 FON Stock Certificate.

4. Immediately after the issuance of the Series 1 FON Stock Certificate, transfer all [75,873,805]* shares of Series 1 FON Stock so issued in the name of FT to the following book entry account:


----------
* Exact number to be determined at time Underwriting Agreement is signed.

          [book entry account of underwriters]
          [financial institution]
          [account number]

     and then supply us by facsimile with a copy of each of the Series 1 FON Stock Certificate and the Firm Shares Stock Power, c/o Christopher Barbuto, Shearman & Sterling (fax no. 212-848-7179), with copies by fax to the Underwriters, c/o David Brooks and Aaron Adams, Cravath, Swaine & Moore (fax no. 212-474-3700). You will then cancel the Series 1 FON Stock Certificate.

5. Following the transfers set forth above, FT will continue to hold Sprint stock certificate no. A0001, issued April 26, 1996, representing 43,118,018 Class A Shares; provided, however, that such Class A Shares shall
                     --------  -------
     thereafter represent the right to receive [11,381,070]* shares of Series 3 (or Series 1, at FT's election) FON Stock AND 21,559,009 shares of Sprint PCS Stock, $1.00 par value per share, Series 3 (or Series 1, at FT's election). Moreover, the par value for each of such 43,118,018 Class A Shares shall thereafter be reduced from $2.50 per share to [$1.027903] per share on the stock transfer books of Sprint.

                                    Very truly yours,


                                    FRANCE TELECOM


                                    By:____________________________
                                       Name:
                                       Title:

   Acknowledged and agreed:

   SPRINT CORPORATION


   By:  ______________________
        Name:
        Title:

                                                                       EXHIBIT B

                     Form of Notice on Option Closing Date

                          [Option Closing Date], 2001
  Sprint Corporation
  2330 Shawnee Mission Parkway
  Westwood, KS 66205
  Attention:  Mike Hyde, Esq.

  UMB Bank, n.a.
  P.O. Box 419226
  Kansas City, MO  64141-6226
  Attention:  Nancy Hoffman, Senior Vice President


  By Facsimile (to Sprint at 913-624-2256 and to UMB Bank, n.a. at 816-860-3963)

  Dear Ms. Hoffman:

  We refer to our letter to UMB Bank, n.a. dated May 29, 2001 (the "Instruction
                                                                    -----------
  Letter").  Capitalized terms that are not defined herein have the meanings set
  ------
  forth in the Instruction Letter.  We hereby instruct you as follows:

1. Immediately issue [11,381,070 - or some lesser amount - per notice by the Underwriters] shares of Series 1 FON Stock in the name of FT on the stock transfer books of Sprint, to be issued in respect of the Class A Shares held by FT.

2. Immediately issue in the name of FT one stock certificate representing in the aggregate the number of shares of Series 1 FON Stock set forth in Paragraph one above (the "Overallotment Series 1 FON Stock Certificate").
                               --------------------------------------------
     You are authorized to insert "[11,381,070]" in the first blank space in the Overallotment Stock Power, date that document with the date that appears above, insert the certificate number for the Overallotment Series 1 FON Stock Certificate, and attach the Overallotment Stock Power, as so completed, to the Series 1 FON Stock Certificate.

3. Immediately after the issuance of the Overallotment Series 1 FON Stock Certificate, transfer all such [11,381,070 - or some lesser amount - per notice by the Underwriters] shares of Series 1 FON Stock issued in the name of FT to the following book entry account at the Depository Trust Company:

              [book entry account of underwriters]
              [financial institution]
              [account number]
     and then supply us by facsimile with a copy of each of the Overallotment Series 1 FON Stock Certificate and the Overallotment Stock Power, c/o Christopher Barbuto, Shearman & Sterling (fax no. 212-848-7179), with copies by fax to the Underwriters, c/o David Brooks and Aaron Adams, Cravath, Swaine & Moore (fax no. 212-474-3700). You will then cancel the Overallotment Series 1 FON Stock Certificate.

4. Following the transfers set forth above, FT will continue to hold Sprint stock certificate no. A0001, issued April 26, 1996, representing 43,118,018 Class A Shares; provided, however, that such Class A Shares shall
                     --------  -------
     thereafter represent the right to receive zero shares [assuming transfer of 11,381,070 shares of Series 1 FON] of Series 3 (or Series 1) FON Stock AND 21,559,009 shares of Sprint PCS Stock, $1.00 par value per share Series 3 (or Series 1, at FT's election). Moreover, the par value for each of such 43,118,018 Class A Shares shall thereafter be reduced from $1.027903 per share to $0.50 [assuming transfer of 11,381,070 shares of Series 1 FON] per share on the stock transfer books of Sprint.

                                    Very truly yours,


                                    FRANCE TELECOM


                                    By:____________________________
                                       Name:
                                       Title:

   Acknowledged and agreed:

   SPRINT CORPORATION


   By:  ______________________
        Name:
        Title:

                                                                       EXHIBIT C

                              Form of Stock Power

                                  STOCK POWER

          FOR VALUE RECEIVED, France Telecom S.A., a societe anonyme incorporated under the laws of France, hereby sells, assigns and transfers unto Cede & Co. on behalf of Goldman Sachs & Co., Morgan Stanley & Co. Incorporated and UBS Warburg LLC, which are acting on behalf of the several underwriters (the "Underwriters") named in Schedule II of the Underwriting Agreement among Sprint
 ------------
Corporation, France Telecom, Deutsche Telekom AG, NAB Nordamerika Beteiligungs Holding GmbH and the Underwriters, _________________ shares of FON common stock, Series 1, of Sprint Corporation on the books of Sprint Corporation represented by Certificate No. _______, and does hereby irrevocably constitute and appoint UMB Bank, n.a. attorney to transfer the said stock on the books of Sprint Corporation with full power of substitution in the premises.

          This Stock Power shall be governed by the internal laws of the State of New York.

Dated:  __________, 2001

                                FRANCE TELECOM S.A.


                                By:______________________
                                   Name:
                                   Title:

                                                            EXHIBIT B

                 [FORM OF SHEARMAN & STERLING U.S. LAW OPINION]


                                [S&S Letterhead]



                                    [_], 2001


Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
UBS Warburg LLC
Deutsche Banc Alex. Brown Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
 c/o Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated and UBS Warburg LLC
                As representatives of the several Underwriters

     85 Broad Street              1585 Broadway           299 Park Avenue
     New York, NY 100004          New York, NY 10036      New York, NY 10171


Ladies and Gentlemen:

          We are acting as special New York counsel to France Telecom, a company organized under the laws of the Republic of France, in connection with the proposed sale, by France Telecom, of shares of FON Common Stock, Series 1, $2.00 par value per share (the "Shares") issued by Sprint Corporation, a Kansas
                          ------
corporation (the "Issuer"), pursuant to the underwriting agreement dated May [],
                  ------
2001 (the "Underwriting Agreement") among the Issuer, France Telecom, Deutsche
           ----------------------
Telekom AG, NAB Nordamerika Beteiligungs Holding GmbH and the several underwriters named in Schedule II thereto (the "Underwriters"). This opinion is
                                                ------------
being delivered to you at the request of France Telecom pursuant to Section 6(e) of the Underwriting Agreement.

          Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.

          In this capacity, we have examined:

(a)  a copy of the Underwriting Agreement;

(b) the registration statement on Form S-3 (No. 333-55930) relating to the Shares, as amended when it became effective, including the information deemed to be a part thereof as of such time pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), but excluding the documents incorporated
                     --------------
       by reference therein, and the related prospectus (the "Prospectus"), as first filed with the Securities and Exchange Commission pursuant to Rule 424(b)() under the Securities Act;

(c) specimens of the certificates registered in the name of France Telecom representing Class A Common Stock of the Issuer and FON Common Stock, Series 3 of the Issuer, which entitle their holder to the issuance of and are convertible into the Shares delivered to you;

(d) copies of the powers of attorney granted by (i) Michel Bon, Chairman and Chief Executive Officer of France Telecom, on May 16, 2001 in favor of Jean-Louis Vinciguerra and Eric Bouvier, and (ii) Eric Bouvier in favor of Olivier Froissart and Thierry Denant on May [], 2001;

(e) a copy of the letter of instruction of France Telecom to UMB Bank, n.a. (the "Letter to the Transfer Agent");
             ----------------------------

(f)    the certificate of the Directeur Juridique et Fiscal of France Telecom
                              -----------------------------
       dated as of the date hereof; and

(g) originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, certificates of public officials, officers of France Telecom and other persons and of such other documents, agreements and instruments as we have deemed necessary or advisable for the purposes of the opinions hereinafter expressed.

          In our examination, we have assumed:

(i) the genuineness of all signatures, the authenticity of all documents presented to us as originals and the conformity with the originals of all documents submitted to us as copies;

(ii) the due authorization, execution and delivery of the Underwriting Agreement and of the Letter to the Transfer Agent by, and that the same are within the capacity and power of, the parties thereto, other than France Telecom;

(iii) the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of France Telecom contained in the Underwriting Agreement);

(iv) that the parties to the Underwriting Agreement and to the Letter to the Transfer Agent have complied with their respective undertakings thereunder to have been complied with as of the date hereof; and

(v) that the Shares will be sold and delivered in the manner contemplated by the Prospectus and the Underwriting Agreement.

          Our opinions set forth below are limited to the laws of the State of New York and the federal laws of the United States, as presently in force and currently applied in the State of New York and the United States, respectively.

          Based upon and subject to the foregoing and subject to the qualifications set forth below, we are of the opinion that on the date hereof:

A. The Underwriting Agreement and the Letter to the Transfer Agent have been duly executed and delivered by [] on behalf of France Telecom under the laws of the State of New York.

B. No consent, approval, authorization or order of, or qualification with, any governmental body or agency of the United States or the State of New York is required (i) for the execution and delivery by France Telecom of the Underwriting Agreement or of the Letter to the Transfer Agent, or (ii) for the performance of its obligations thereunder, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended, the Communications Act of 1934, as amended, the Telecommunications Act of 1996, as amended, and the rules and regulations promulgated thereunder (as to which we express no opinion) and except such as have been obtained or effected or as may be required under state securities or Blue Sky laws.

C. Under the laws of the State of New York relating to the submission to jurisdiction, France Telecom has, pursuant tot Section 15 of the underwriting agreement (a) validly and irrevocably submitted to the personal jurisdiction of the U.S. District Court for the Southern District of New York and the courts of the State of New York sitting in the Borough of Manhattan, New York City, in any action arising out of or related to the Underwriting Agreement (except that we express no opinion as to the subject matter jurisdiction of any U.S. Federal Court to adjudicate any action relating to the Underwriting Agreement where jurisdiction based on diversity of citizenship under 28 U.S.C. s. 1332 does not exist), (b) to the fullest extent permitted by law, validly and irrevocably waived any objection to the venue of a proceeding in any such U.S. Federal Court (subject to the power of such U.S. Federal Court to transfer actions pursuant to 28 U.S.C. s. 1404
    (a) or to dismiss such actions or proceedings on the grounds that such a U.S. Federal Court is an inconvenient forum for such an action or proceedings), and (c) validly appointed CT Corporation System as its initial authorized agent for the purpose described in Section 15 of the Underwriting Agreement.

D. Under the Foreign Sovereign Immunities Act of 1976 of the United States of America, as amended (the "Immunities Act"), Section 16 of the Underwriting
                              --------------
    Agreement constitutes an explicit waiver by France Telecom, subject to the qualifications expressed in the Immunities Act, of immunity with respect to its obligations, liabilities or any matter arising out of or related to the Underwriting Agreement (a) with respect to personal jurisdiction of any court of the United States of America or the State of New York (a "United
                                                                       ------
    States Court")
    ------------
    and (b) with respect to (i) attachment in aid of execution of a judgment of a United States Court and (ii) execution of such a judgment, in each case as to property of France Telecom in the United States of America used for a commercial activity therein (within the meaning of the Immunities Act), and such waiver is effective and irrevocable.

E.  Assuming that (a) The Depository Trust Company ("DTC") (i) is a "securities
                                                     ---
    intermediary" (as defined in Section 8-102(a)(14) of the UCC), (ii) has received from France Telecom the Shares to be sold by France Telecom to an Underwriter, and (iii) credits such Shares by book entry to an account maintained by DTC in accordance with an agreement with such Underwriter that is governed by the law of the State of New York and under which DTC undertakes to treat such Underwriter as being entitled to exercise the rights that comprise such Shares, such Underwriter will have acquired a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC) with respect to such Shares, and no action based on an "adverse claim" (as defined in Section 8-102(a)(1) of the UCC) to such Shares may be asserted against such Underwriter if such Underwriter acquired such security entitlement by making payment therefor as provided in the Underwriting Agreement and without notice (within the meaning of Section 8-105 of the UCC) of such adverse claim.

          Our opinions above are subject to the effect of any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

          This opinion is addressed to you personally, in connection with the transactions described in the Underwriting Agreement. It may not be relied upon by anyone else without our prior written consent. This opinion may not be quoted in whole or in part or otherwise referred to in any financial statement or other public releases, nor may it be filed with any governmental agency or other person without the prior written consent of this firm.

          We expressly disclaim any responsibility to advise you or any other person of any development or circumstance of any kind, including any change of law or fact that may occur after the date hereof, irrespective of whether such development, circumstance or change may affect the legal analysis, a legal conclusion or any other matter set forth in or relating to this opinion. Accordingly, if you rely on this opinion at any time after the date hereof, you should seek advice of your counsel as to the proper application of this opinion at such time.



                                 Very truly yours,



RCT/bs/cb

                                                            EXHIBIT C

                [FORM OF SHEARMAN & STERLING FRENCH LAW OPINION]



                                [S&S Letterhead]



                                    [_], 2001


Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
UBS Warburg LLC
Deutsche Banc Alex. Brown Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
 c/o Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated and UBS Warburg LLC
          As representatives of the several Underwriters

    85 Broad Street               1585 Broadway            299 Park Avenue
    New York, NY 100004           New York, NY 10036       New York, NY 10171



Ladies and Gentlemen:

          We are acting as French counsel to France Telecom, a company organized under the laws of the Republic of France, in connection with the proposed sale, by France Telecom, of shares of FON Common Stock, Series 1 (the "Shares") issued by Sprint Corporation, a Kansas corporation (the "Issuer"), pursuant to the underwriting agreement dated May [_], 2001 (the "Underwriting Agreement") among the Issuer, France Telecom, Deutsche Telekom AG, NAB Nordamerika Beteiligungs Holding GmbH and the several underwriters named in Schedule II thereto (the "Underwriters"). This opinion is being delivered to you at the request of France Telecom pursuant to Section 6(e) of the Underwriting Agreement.

          Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.

          In this capacity, we have examined:

(a)  a copy of the Underwriting Agreement;

(b) the registration statement on Form S-3 (No. 333-55930) relating to the Shares, as amended when it became effective, including the information deemed to be a part thereof as of such time pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), but excluding the documents incorporated by reference therein, and the related prospectus (the "Prospectus"), as first filed with the Securities and Exchange Commission pursuant to Rule 424(b)() under the Securities Act;

(c) a certified copy of the by-laws (statuts) of France Telecom as of January 10, 2001;

(d) an Extrait K-bis relating to France Telecom published by the Registre du Commerce et des Societes de Paris dated May 29, 2001;

(e) specimens of the certificates registered in the name of France Telecom representing Class A Common Stock of the Issuer and FON Common Stock, Series 3 of the Issuer, which, respectively, entitle their holder to the issuance of and are convertible into the Shares delivered to you;

(f) copies of the powers of attorney granted by (i) Michel Bon, Chairman and Chief Executive Officer of France Telecom, on May 16, 2001 in favor of Jean-Louis Vinciguerra and Eric Bouvier, and (ii) Eric Bouvier in favor of Olivier Froissart and Thierry Denant on May [_], 2001 ;

(g) a copy of the letter of instruction of France Telecom to UMB Bank, n.a. (the "Letter to the Transfer Agent");
             ----------------------------

(h)    the certificate of the Directeur Juridique et Fiscal of France Telecom
                              -----------------------------
       dated as of the date hereof; and

(i) originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, certificates of public officials, officers of France Telecom and other persons and of such other documents, agreements and instruments as we have deemed necessary or advisable for the purposes of the opinions hereinafter expressed.

          In our examination, we have assumed:

(i) the genuineness of all signatures, the authenticity of all documents presented to us as originals and the conformity with the originals of all documents submitted to us as copies;

(ii) the due authorization, execution and delivery of the Underwriting Agreement by, and that the same are within the capacity and power of, the parties thereto, other than France Telecom;

(iii) the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of France Telecom contained in the Underwriting Agreement);

(iv) that the parties to the Underwriting Agreement and to the Letter to the Transfer Agent have complied with their respective undertakings thereunder to have been complied with as of the date hereof; and

(v) that the Shares will be sold and delivered in the manner contemplated by the Prospectus and the Underwriting Agreement.

          We are admitted to practice as avocats in the Republic of France. Our opinions set forth below are limited to French law, as presently in force and currently applied in the Republic of France.

          Based upon and subject to the foregoing and subject to the qualifications set forth below, we are of the opinion that on the date hereof:

A. the Underwriting Agreement and the Letter to the Transfer Agent have been duly authorized and executed by [] on behalf of France Telecom;

B. the execution and the performance by France Telecom of its obligations under the Underwriting Agreement or under the Letter to the Transfer Agent do not contravene any provision of the by-laws (statuts) of France Telecom;

C. the execution and the performance by France Telecom of its obligations under the Underwriting Agreement or under the Letter to the Transfer Agent do not violate any provision of applicable law, except for violations that would not materially and adversely affect the consummation by France Telecom of the transactions contemplated in the Underwriting Agreement and the Letter to the Transfer Agent;

D. no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required in France (i) for the execution by France Telecom of the Underwriting Agreement or of the Letter to the Transfer Agent, or (ii) for the performance of its obligations thereunder;

E. France Telecom has the legal right and corporate power and all authorizations and approvals required by law to enter into the Underwriting Agreement and the letter to the Transfer Agent and to sell, transfer and deliver the Shares to be sold by France Telecom;

F. the choice of the laws of the State of New York as the governing law of the Underwriting Agreement and of the Letter to the Transfer Agent is a valid choice of law and a French court would uphold such choice of law in a suit initiated with respect to such agreements brought in such court, provided such choice of law does not result in the violation of French international public policy and French international mandatory rules; in connection with our review of the Underwriting Agreement and of the Letter to the Transfer Agent, we are not aware of any fact which would lead us to believe that the choice of law as set forth in the Underwriting Agreement and in the Letter to the Transfer Agent would result in such a violation;

G. service of process effected in the manner set forth in the Underwriting Agreement will be effective, insofar as French law is concerned, to confer valid personal jurisdiction over France Telecom;

H. neither France Telecom, nor any of its assets has any immunity from suit or proceedings or the enforcement of any judgments under French law; the waiver of immunity contained in Section 16 of the Underwriting Agreement is valid and effective in accordance with its terms;

I. the irrevocable submission of France Telecom to the jurisdiction of the United States District Court for the Southern District of New York and the courts of the State of New York sitting in the Borough of Manhattan, New York City (an "Applicable Court"), will be recognized by the courts of France; and

J. any person who obtains a final judgment for a sum of money in an Applicable Court against France Telecom which is not subject to appeal and in respect of which enforcement has not been stayed, with respect to obligations of France Telecom under the Underwriting Agreement would be entitled under French law to seek enforcement

    ("exequatur") of such judgment against France Telecom by French courts; exequatur would be granted if the French court in which enforcement is sought determines that:

(a) the foreign court rendering the judgment had jurisdiction according to French conflict of law rules, the French courts do not have exclusive jurisdiction and the dispute is sufficiently connected to the state in which the original action has been brought;

(b)  the choice of jurisdiction is not fraudulent;

(c) the foreign court has applied the law applicable according to French conflict of law rules;

(d) the procedures followed by the foreign court rendering the judgment conformed to its procedural rules and were consistent with French principles of public policy; and

(e) the judgment rendered by the foreign court is not contrary to French public policy and is not tainted by fraud ("fraude a la loi");

          Our opinions above are subject to applicable bankruptcy, reorganization, moratorium, insolvency or similar laws affecting creditors' rights generally. In addition, our opinion in paragraph H above is qualified by
Article 23-1 of law n(degrees) 90-568 of July 2, 1990 which provides that the French State can veto the sale ("cession") or the contribution ("apport") by France Telecom of telecommunication equipment that is necessary to the performance of the obligations of its telecommunication license ("cahier des charges"), in particular its public service obligations, and which could be applicable to an enforcement procedure against assets of France Telecom.

          This opinion is addressed to you personally, in connection with the transactions described in the Underwriting Agreement. It may not be relied upon by anyone else without our prior written consent. This opinion may not be quoted in whole or in part or otherwise referred to in any financial statement or other public releases, nor may it be filed with any governmental agency or other person without the prior written consent of this firm.

          We expressly disclaim any responsibility to advise you or any other person of any development or circumstance of any kind, including any change of law or fact that may occur after the date hereof, irrespective of whether such development, circumstance or change may affect the legal analysis, a legal conclusion or any other matter set forth in or relating to this opinion. Accordingly, if you rely on this opinion at any time after the date hereof, you should seek advice of your counsel as to the proper application of this opinion at such time.


                                 Very truly yours,


RCT/HL/bs/cb

                                                                       EXHIBIT D

                         [FORM OF FT IN-HOUSE OPINION]


                          [France Telecom Letterhead]



                                    [_], 2001


Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
UBS Warburg LLC
Deutsche Banc Alex. Brown Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
 c/o Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated and UBS Warburg LLC
          As representatives of the several Underwriters

    85 Broad Street               1585 Broadway            299 Park Avenue
    New York, NY 100004           New York, NY 10036       New York, NY 10171


Ladies and Gentlemen:

          As Directeur Juridique et Fiscal of France Telecom, a company organized under the laws of the Republic of France, I am delivering this opinion to you pursuant to Section 6(e) of the underwriting agreement dated May [_], 2001 (the "Underwriting Agreement") entered into among Sprint Corporation, a Kansas corporation (the "Issuer"), France Telecom, Deutsche Telekom AG, NAB Nordamerika Beteiligungs Holding GmbH and the several underwriters named in
Schedule II thereto (the "Underwriters") in connection with the proposed sale, by France Telecom and other selling shareholders, of shares of FON Common Stock, Series 1 (the "Shares") issued by the Issuer.

          Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Underwriting Agreement.

          In this capacity, I have examined:

(a)  a copy of the Underwriting Agreement;

(b) the registration statement on Form S-3 (No. 333-55930) relating to the Shares, as amended when it became effective, including the information deemed to be a part thereof as of such time pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), but excluding the documents incorporated by reference therein, and the related prospectus (the "Prospectus"), as first filed with the Securities and Exchange Commission pursuant to Rule 424(b)() under the Securities Act;

(c) a certified copy of the by-laws (statuts) of France Telecom as of January 10, 2001;

(d) an Extrait K-bis relating to France Telecom published by the Registre du Commerce et des Societes de Paris dated May 15, 2001;

(e) specimens of the certificates registered in the name of France Telecom representing Class A Common Stock of the Issuer and FON Common Stock, Series 3 of the Issuer, which, respectively, entitle their holder to the issuance of and are convertible into the Shares delivered to you;

(f) copies of the powers of attorney granted by (i) Michel Bon, Chairman and Chief Executive Officer of France Telecom, on May 16, 2001 in favor of Jean-Louis Vinciguerra and Eric Bouvier, and (ii) Eric Bouvier in favor of Olivier Froissart and Thierry Denant on May [_], 2001;

(g) a copy of the letter of instruction of France Telecom to UMB Bank, n.a. (the "Letter to the Transfer Agent");
             ----------------------------

(h)    the certificate of the Directeur Juridique et Fiscal of France Telecom
                              -----------------------------
       dated as of the date hereof; and

(i) originals or copies, certified or otherwise identified to my satisfaction, of such corporate records, certificates of public officials, officers of France Telecom and other persons and of such other documents, agreements and instruments as I have deemed necessary or advisable for the purposes of the opinions hereinafter expressed.

          In my examination, I have assumed:

(i) the genuineness of all signatures, the authenticity of all documents presented to me as originals and the conformity with the originals of all documents submitted to me as copies;

(ii) the due authorization, execution and delivery of the Underwriting Agreement and of the Letter to the Transfer Agent by, and that the same are within the capacity and power of, the parties thereto, other than France Telecom;

(iii) the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of France Telecom contained in the Underwriting Agreement);

(iv) that the parties to the Underwriting Agreement and to the Letter to the Transfer Agent have complied with their respective undertakings thereunder to have been complied with as of the date hereof; and

(v) that the Shares will be sold and delivered in the manner contemplated by the Prospectus and the Underwriting Agreement.

          My opinions set forth below are limited to French law, as presently in force and currently applied in the Republic of France.

          Based upon and subject to the foregoing and subject to the qualifications set forth below, I am of the opinion that on the date hereof:

A. the Underwriting Agreement and the Letter to the Transfer Agent have been duly authorized and executed by [_] on behalf of France Telecom;

B. the execution and the performance by France Telecom of its obligations under the Underwriting Agreement or under the Letter to the Transfer Agent do not contravene any provision of the by-laws (statuts) of France Telecom;

C. the execution and the performance by France Telecom of its obligations under the Underwriting Agreement or under the Letter to the Transfer Agent do not violate any provision of applicable law or any agreement or other instrument binding upon France Telecom or any judgment, order or decree of any governmental body, agency or court having jurisdiction over France Telecom, except for violations that would not materially and adversely affect the consummation by France Telecom of the transactions contemplated in the Underwriting Agreement and the Letter to the Transfer Agent;

D. no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required in France (i) for the execution by France Telecom of the Underwriting Agreement or of the Letter to the Transfer Agent or (ii) for the performance of its obligations thereunder; and

E. France Telecom has the legal right and corporate power, and all authorizations and approvals required by law, to enter into the Underwriting Agreement and the Letter to the Transfer Agent and to sell, transfer and deliver the Shares to be sold by France Telecom;

F. neither France Telecom, nor any of its assets has any immunity from suit or proceedings or the enforcement of any judgments under French law; the waiver of immunity contained in Section 16 of the Underwriting Agreement is valid and effective in accordance with its terms.

          My opinions above are subject to applicable bankruptcy, reorganization, moratorium, insolvency or similar laws affecting creditors' rights generally. In addition, my opinion in paragraph F above is qualified by
Article 23-1 of law n(degrees) 90-568 of July 2, 1990 which provides that the French State can veto the sale ("cession") or the contribution ("apport") by France Telecom of telecommunication equipment that is necessary to the performance of the obligations of its telecommunication license ("cahier des charges"), in particular its public service obligations, and which could be applicable to an enforcement procedure against assets of France Telecom.

          This opinion is addressed to you personally, in connection with the transactions described in the Underwriting Agreement. It may not be relied upon by anyone else without my prior written consent. This opinion may not be quoted in whole or in part or otherwise referred to in any financial statement or other public releases, nor may it be filed with any governmental agency or other person without my prior written consent.

          I expressly disclaim any responsibility to advise you or any other person of any development or circumstance of any kind, including any change of law or fact that may occur after the date hereof, irrespective of whether such development, circumstance or change may affect the legal analysis, a legal conclusion or any other matter set forth in or relating to this opinion. Accordingly, if you rely on this opinion at any time after the date hereof, you should seek advice of your counsel as to the proper application of this opinion at such time.

                                 Very truly yours,

                                                            EXHIBIT E

         [FORM OF CLEARY, GOTTLIEB, STEEN & HAMILTON U.S. LAW OPINION]


                                DRAFT 28 May 01

[Names of Representatives]
 as Representatives of the several Underwriters
c/o [Name and address of lead underwriters]

Ladies and Gentlemen:

          We have acted as special United States counsel to Deutsche Telekom A.G., a company organized under the laws of the Federal Republic of Germany (the "Company"), and NAB Nordamerika Beteiligungs Holding GmbH, a company organized under the laws of the Federal Republic of Germany and a wholly-owned subsidiary of the Company ("Holding"), in connection with Holding's proposed sale pursuant to a registration statement on Form S-3 (No. 333-55930) of shares of FON Common Stock, Series 1 (the "Securities") issued by Sprint Corporation, a company incorporated under the laws of the State of Kansas (the "Issuer"). Such registration statement, as amended when it became effective, including the information deemed to be a part thereof as of such time pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), but excluding the documents incorporated by reference therein, is herein called the "Registration Statement," and the related prospectus, as first filed with the Securities and Exchange Commission pursuant to Rule 424(b)(_) under the Securities Act is herein called the "Prospectus." This opinion letter is furnished at the request of the Company and Holding pursuant to Section 6(f) of the underwriting agreement dated May __, 2001 (the "Underwriting Agreement") among the Issuer, the Company, Holding, France Telecom S.A. and the several underwriters named in Schedule II thereto (the "Underwriters").

          In arriving at the opinions expressed below, we have reviewed the following documents:

          (a)  an executed copy of the Underwriting Agreement;

          (b) the Registration Statement and the documents incorporated by reference therein;

          (c) the Prospectus and the documents incorporated by reference therein;

          (d) an executed copy of the Power of Attorney of Holding dated May 28, 2001 (the "Holding Power of Attorney");

          (e) an executed copy of the Power of Attorney of the Company dated May 28, 2001 (the "Company Power of Attorney");

          (f) an executed copy of the Letter of Instructions of Holding to UMB Bank, n.a. dated May 29, 2001 (the "Instruction Letter");

          (g) the certificates representing Class A Common Stock of the Issuer and FON Common Stock, Series 3 of the Issuer, which, respectively, entitle their holder to the issuance of and are convertible into the Securities;

          (h)  a [specimen/form] of the Securities; and

          (i) the documents delivered to you by the Company and Holding at the closing pursuant to the Underwriting Agreement, including copies of the Company's and Holding's respective Articles of Association certified by the Head of International Legal Affairs of the Company and the Managing Directors (Geschaftsfuhrer) of Holding, respectively.

In addition, we have reviewed the originals or copies certified or otherwise identified to our satisfaction of all such corporate records of the Company and Holding and such other instruments and other certificates of public officials, officers and representatives of the Company, Holding and such other persons, and we have made such investigations of law, as we have deemed appropriate as a basis for the opinions expressed below.

          In rendering the opinions expressed below, we have assumed the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies. In addition, we have assumed and have not verified (i) the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy of the representations and warranties of the Company and Holding in the Underwriting

Agreement) and (ii) that the Securities conform to the [specimen/form] thereof that we have reviewed.

          Based on the foregoing, and subject to the further assumptions and qualifications set forth below, it is our opinion that:

          1. The Underwriting Agreement has been duly executed and delivered by or on behalf of the Company and Holding under the laws of the State of New York.

          2. The Instruction Letter has been duly executed and delivered by Holding under the laws of the State of New York.

          3. The execution and delivery of the Underwriting Agreement by the Company and Holding and the performance by the Company and Holding of their respective obligations under the Underwriting Agreement do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York, except such as required under the Securities Act, the Securities Exchange Act of 1934, as amended, the Communications Act of 1934, as amended, the Telecommunications Act of 1996, as amended, and the rules and regulations promulgated thereunder (as to which we express no opinion).

          4. Assuming that (i) the Depository Trust Company is a "clearing corporation" as defined in Section 8-102(a)(5) of the UCC, (ii) each of the Underwriters acquires its interest in the Securities to be sold by Holding without notice of any "adverse claim" (within the meaning of Section 8-105 of the UCC), (iii) such Securities are delivered to the Depository Trust Company by Holding on the date hereof, (iv) each Underwriter has purchased such Securities by making payment therefor, as provided for in the Underwriting Agreement, and
(v) each Underwriter has had such Securities credited to the securities account or accounts of such

Underwriter maintained with the Depository Trust Company, each Underwriter will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim may be asserted against such Underwriter with respect to such security entitlement.

          5. Under the laws of the State of New York relating to the submission to jurisdiction, each of the Company and Holding, pursuant to Section 15 of the Underwriting Agreement has (a) validly and irrevocably submitted to the personal jurisdiction of the New York State and U.S. Federal Courts sitting in the Borough of Manhattan, The City of New York, in any action arising out of or related to the Underwriting Agreement (except that we express no opinion as to the subject matter jurisdiction of any U.S. Federal Court to adjudicate any action relating to the Underwriting Agreement where jurisdiction based on diversity of citizenship under 28 U.S.C. s. 1332 does not exist), (b) to the fullest extent permitted by law, validly and irrevocably waived any objection to the venue of a proceeding in any such U.S. Federal Court (subject to the power of such U.S. Federal Court to transfer actions pursuant to 28 U.S.C. s. 1404 (a) or to dismiss such actions or proceedings on the grounds that such a U.S. Federal Court is an inconvenient forum for such an action or proceeding), and
(c) validly appointed CT Corporation as its initial authorized agent for the purpose described in Section 15 of the Underwriting Agreement.

          6. Neither the Company nor Holding would enjoy any immunity based on sovereignty from the jurisdiction of courts located in the United States of America in connection with an action or proceeding brought under the Underwriting Agreement in such courts. We note however, that the enforceability in the United States of America of the waiver of immunities by the Company or Holding set forth in Section 16 of the Underwriting Agreement is subject to the limitations imposed by the Foreign Sovereign Immunities Act of 1976, as amended.

          Insofar as the foregoing opinions relate to the validity, binding effect or enforceability of any agreement, instrument or obligation of Holding,
(a) we have assumed that Holding and each other party to such agreement, instrument or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement, instrument or obligation enforceable against it (except that no such assumption is made as to Holding regarding matters of the federal law of the United States of America or the law of the State of New York), and (b) such opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

          The foregoing opinions are limited to the federal law of the United States of America or the law of the State of New York.

          We are furnishing this opinion letter to you, as Representatives of the Underwriters, solely for the benefit of the Underwriters in connection with the resale of the Securities. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                              Very truly yours,

                              CLEARY, GOTTLIEB, STEEN & HAMILTON

                              By______________________________________
                                                     , a Partner

                                                            EXHIBIT F

                         [FORM OF DT IN-HOUSE OPINION]

                                DRAFT 28 May 01

[Names of Representatives]
 as Representatives of the several Underwriters
c/o [Name and address of lead underwriters]

Ladies and Gentlemen:

          I am General Counsel of Deutsche Telekom A.G., (a company organized under the laws of the Federal Republic of Germany (the "Company"). I am familiar with the proposed sale by NAB Nordamerika Beteiligungs Holding GmbH, a company organized under the laws of the Federal Republic of Germany and a wholly-owned subsidiary of the Company ("Holding"), pursuant to a registration statement on Form S-3 (No. 333-55930) of shares of FON Common Stock, Series 1 (the "Securities") issued by Sprint Corporation, a company incorporated under the laws of the State of Kansas (the "Issuer"). Such registration statement, as amended when it became effective, including the information deemed to be a part thereof as of such time pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), but excluding the documents incorporated by reference therein, is herein called the "Registration Statement," and the related prospectus, as first filed with the Securities and Exchange Commission pursuant to Rule 424(b)(_) under the Securities Act is herein called the "Prospectus." This opinion letter is furnished pursuant to Section 6(f) of the underwriting agreement dated May ___, 2001 (the "Underwriting Agreement") among the Issuer, the Company, Holding, France Telecom and the several underwriters named in Schedule II thereto (the "Underwriters").

          In arriving at the opinions expressed below, I have reviewed the following documents:

          (a)  an executed copy of the Underwriting Agreement;

          (b) the Registration Statement and the documents incorporated by reference therein;

          (c) the Prospectus and the documents incorporated by reference therein;

          (d) an executed copy of the Power of Attorney of Holding dated May 28, 2001 (the "Holding Power of Attorney");

          (e) an executed copy of the Power of Attorney of the Company dated May 28, 2001 (the "Company Power of Attorney");

          (f) an executed copy of the Letter of Instructions of Holding to UMB Bank, n.a. dated May 29, 2001 (the "Instruction Letter");

          (g) the certificates representing Class A Common Stock of the Issuer and FON Common Stock, Series 3 of the Issuer, which, respectively, entitle their holder to the issuance of and are convertible into the Securities;

          (h)  a [specimen/form] of the Securities; and

          (i) the documents delivered to you by the Company and Holding at the closing pursuant to the Underwriting Agreement, including copies of the Company's and Holding's respective Articles of Association certified by the Head of International Legal Affairs of the Company and the Managing Directors (Gesch_ftsfuhrer) of Holding, respectively.

In addition, I have reviewed the originals or copies certified or otherwise identified to my satisfaction of all such corporate records of the Company and Holding and such other instruments and other certificates of public officials, officers and representatives of the Company, Holding and such other persons, and I have made such investigations of law, as I have deemed appropriate as a basis for the opinions expressed below.

          In rendering the opinions expressed below, I have assumed the authenticity of all documents submitted to me as originals and the conformity to the originals of all documents submitted to me as copies. In addition, I have assumed and have not verified (i) the accuracy as to factual matters of each document I have reviewed and (ii) that the Securities conform to the [specimen/form] thereof that I have reviewed.

          Furthermore, I have assumed without independent verification but with your permission that:

          1. all agreements, documents and other legal instruments concluded in the context of the transaction described above have been duly authorized, executed and delivered by any and all of, and that they do have binding effect upon any and all of, the respective issuers and/or contracting parties thereof/-to (save for the Company and Holding);

          2. all such agreements, documents and other legal instruments as described above are legally valid, binding and enforceable in accordance with their respective terms and conditions under any and all applicable laws other than those of Germany;

          3. all representations as to factual matters made to me in connection with the preparation of this opinion by other officers, employees and professional advisers of the Company and/or any of its subsidiaries involved in this transaction (expressly excluding any representation, warranty or factual statement of the Company and/or Holding contained in the Underwriting Agreement or any other document delivered to you at the Closing pursuant to the Underwriting Agreement, as to which I make no such assumption) are complete, fully true and accurate and not misleading in any respect; and

          4. that the New York or other US courts to which legal disputes will have to be submitted in accordance with the Underwriting Agreement in particular will assume jurisdiction over such disputes should such arise and be formally brought to their attention.

          Based upon the foregoing, and subject to the further assumptions and qualifications, reservations and other provisos set forth below, it is my opinion that:

          1. The Company and Holding have corporate power to enter into the Underwriting Agreement and perform their obligations thereunder and the Company has corporate power to enter into the Company Power of Attorney and to perform its obligations thereunder.

          2. Holding has corporate power to enter into the Holding Power of Attorney and Instruction Letter and to perform its obligations thereunder and to sell, transfer and deliver the Securities.

          3. The execution and delivery of the Underwriting Agreement have been duly authorized by all necessary corporate action of the Company and Holding, and the Underwriting Agreement has been duly executed and delivered by the Company and Holding; the execution and delivery of the Holding Power of Attorney and the Instruction Letter have been duly authorized by all necessary corporate action of Holding, and the Holding Power of Attorney and the Instruction Letter have been duly executed and delivered by Holding; the execution and delivery of the Company Power of Attorney has been duly authorized by all necessary corporate action of Company, and the Company Power of Attorney has been duly executed and delivered by the Company.

          4. The Holding Power of Attorney constitutes a valid and binding obligation of Holding enforceable in accordance with its terms and the Company Power of Attorney constitutes a valid and binding obligation of Company enforceable in accordance with its terms.

          5. The execution and delivery of the Underwriting Agreement by the Company and Holding, the execution and delivery of the Holding Power of Attorney and the Instruction

Letter by Holding, the execution of the Company Power of Attorney by the Company and the performance by the Company and Holding of their respective obligations under the Underwriting Agreement, the Instruction Letter, the Holding Power of Attorney and the Company Power of Attorney (a) do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the Federal Republic of Germany, except such as have been obtained or effected, (b) do not result in a breach or violation of any provisions of any applicable law, or in a breach or violation of the terms and provisions of, or constitute a default under, any agreement or other instrument binding on the Company or Holding that would materially and adversely affect the ability of the Company or Holding to consummate the transactions contemplated by the Underwriting Agreement, and (c) do not result in a breach or violation of the Articles of Association (Satzung) of the Company or Holding, or any judgment, decree or order of any governmental body, agency or court having jurisdiction over the Company or Holding.

          6. The irrevocable submission by the Company and Holding to the jurisdiction of the United States District Court for the Southern District of New York and courts of the State of New York sitting in the Borough of Manhattan, New York City (each an "Applicable Court"), under the Underwriting Agreement, and the waiver by the Company and Holding of any objection to the venue of a proceeding in such Applicable Courts, are valid and binding under the laws of Germany.

          7. Any final money judgment of any Applicable Court in respect of any suit, action or proceeding against the Company or Holding based upon the Underwriting Agreement or any other legal instrument, would be recognized and enforced in Germany without re-examination or re-litigation of the substantive matters adjudicated, provided that none of the grounds for non-recognition set forth in Section 328 of the German Code of Civil Procedure (Zivilproze_ordung) would apply, in particular, that:

             (a) in accordance with the laws of Germany, the court rendering the judgment had subject matter jurisdiction;

             (b) the Company or Holding, as the case may be, made a general appearance in the proceedings before the court rendering the judgment or valid service of process was made on such party;

             (c) the judgment is not incompatible with a judgment on the same subject matter rendered in Germany or with a judgment on the same matter rendered by a foreign court and to be recognized in Germany;

             (d) the judgment has not resulted from legal proceedings begun subsequent to other legal proceedings regarding the same subject matter, which legal proceedings are incompatible therewith;

             (e) the recognition of the judgment is not obviously contrary to essential principles of the laws of Germany (ordre public), in particular to rights granted under the constitutional law of Germany; and

             (f) reciprocity of recognition of judgments between Germany and the jurisdiction in the United States rendering the judgment exists.
          8. The choice by the parties thereto of the law of the State of New York to govern the Underwriting Agreement and the Instruction Letter is valid under the laws of Germany.

          9. Neither the Company nor Holding is entitled to any immunity on the grounds of sovereignty or otherwise based upon its status as an agency or instrumentality of government from any legal action, suit or proceeding or from set off or counterclaim relating to the Underwriting Agreement.

          Any opinion given herein shall be subject to the following qualifications, reservations and other provisos:

          1. I express no opinion, nor do I intend to imply an opinion, on any laws other than the laws of Germany and, in particular, do not express any opinion on the laws of the US state of New York.

          2. I do not purport to be an expert on German or other jurisdictions' taxation laws. Thus I do not express, nor do I intend to imply, an opinion on taxation issues of whatever kind.

          3. This opinion is based upon the facts and conditions (including without limitation relevant court practice) existing on the date hereof of which I am aware, and the opinions set forth herein shall not be deemed or otherwise held to relate to facts and conditions prevailing, or laws and regulations entering into effect, at any time after the date hereof.

          4. The enforceability of any and all obligations under the Underwriting Agreement and other agreements relating thereto may be limited by all applicable bankruptcy, insolvency (including without limitation court decisions with general application and all statutory or other laws relating to fraudulent or preferential transfers), reorganization, moratorium or similar laws relating to, limiting or otherwise affecting the enforcement of creditors' rights generally.

          5. The enforceability of rights under the Underwriting Agreement and other agreements relating thereto may be or become limited or otherwise adversely affected by prescription or otherwise by reference to the lapse of time, or may become subject to set-off or counterclaim.

          6. German law allows for the free choice of law. However, even if there is a valid choice-of-law provision subjecting a legal relationship to any other than German law, German law may nevertheless be applied by a competent German court if and to the extent that otherwise there would be a breach of what is considered to be German public order at the respective point in time or an infringement on internationally cogent provisions of German law within the meaning of Art. 34 of the Introductory Law to the German Civil Code (Einfuhrungsgesetz zum Burgerlichen Gesetzbuch).

          7. Court decisions duly obtained in the courts of New York are generally of a kind and nature that they are capable of being recognized and enforced in Germany. However, this applies in particular only to the extent that such recognition and enforcement in Germany would not stand in contradiction to German public order. Whereas I would expect that the latter would mostly not be the case, problems under section 328 of the German Code of Civil Procedure may arise to the extent that such court decisions appear to grant what is considered to be punitive damages in Germany and/or are based upon excessive pre-trial discovery.

          I am furnishing this opinion letter to you, as Representatives of the Underwriters, solely for the benefit of the Underwriters in connection with the resale of the Securities. This opinion letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

This being premised it may not be distributed to, nor in any respect relied upon by, any other natural or legal person without my prior written consent.

          This opinion and any rights arising exclusively herefrom shall be governed by and construed in accordance with German law and the German courts shall have exclusive jurisdiction over any legal dispute arising exclusively herefrom. The statement in this paragraph relates only to this opinion, and does not in any way negate or qualify the validity of the irrevocable submission by the Company and Holding to the jurisdiction of an Applicable Court in connection with the Underwriting Agreement, their choice of New York law as the governing law of the Underwriting Agreement and the Instruction Letter or the opinions stated above in numbered paragraphs 4, 6, 7, 8 or 9.

                              Very truly yours,



                              Dr. Manfred Balz, LL.M.

                                                            EXHIBIT G

                        [FORMS OF OFFICER'S CERTIFICATE]


                 Certificate of Directeur Juridique et Fiscal
                 ---------------------------------------------
                               of France Telecom
                               -----------------

     The undersigned, _____________, does hereby certify that he is the Directeur Juridique et Fiscal of France Telecom, a societe anonyme incorporated under the laws of France ("France Telecom"), and that, in such capacity and not
                           --------------
in his personal capacity:

(a)  Attached as Exhibit A to this certificate is a true, correct and complete
                 ---------
     copy of the Statuts of France Telecom as in effect from January 10, 2001, the date such document was last amended, to and including the Closing Date. Attached as Exhibit B to this certificate is the Extrait K-bis of France
                 ---------
     Telecom, as issued by the Greffe du Tribunal de Commerce de Paris on May __, 2001.

(b)  Attached to this certificate as Exhibit C and Exhibit D, respectively, are
                                     ---------     ---------
     true, correct and complete copies of a power of attorney granted by (i) Michel Bon, Chairman and Chief Executive Officer, on May 16, 2001 in favor of Jean-Louis Vinciguerra and Eric Bouvier, and (ii) Eric Bouvier in favor of Olivier Froissart and Thierry Denant on May __, 2001, in each case relating to the Underwriting Agreement, the Letter to the Transfer Agent and the sale and pricing of the Shares, which powers have not been amended, modified, revoked or rescinded since their adoption, prior to and including the Closing Date.

(c) One or more of Jean-Louis Vinciguerra, Eric Bouvier, Olivier Froissart and Thierry Denant are signatories to the Underwriting Agreement and the Letter to the Transfer Agent, and each was an incumbent officer of France Telecom holding the title designated under his respective signature line, as of the date of the signing of those Agreements.

(d) Jean-Philippe Roulet has been duly appointed to and now holds the title of Directeur - Droit Financier et des Societes of France Telecom and is currently serving in such capacity, and the signature below is his true and genuine signature.

(e) As of the date hereof, no liquidation or dissolution proceeding in respect of France Telecom has been instituted or, to the knowledge of France Telecom, is threatened, and France Telecom has not consummated a merger in which it is not the surviving entity.

          Capitalized terms used and not defined herein shall have their respective meanings as set forth in the underwriting agreement dated May 30, 2001, between France Telecom, Deutsche Telekom AG, NAB Nordamerika Beteiligungs Holding GmbH, Sprint Corporation and the several underwriters named in Schedule II thereto (the "Underwriting Agreement").
                  ----------------------

                              By:  __________________________________
                                   Name:
                                   Title:  Directeur Juridique et Fiscal

Dated: [    ], 2001

          I, Jean Philippe Roulet, Directeur - Droit Financier et des Societes of France Telecom, hereby certify that ______________ is the duly elected, qualified and acting Directeur Juridique et Fiscal of France Telecom and that the signature appearing above is his genuine signature.



By: _________________________________
    Name:  Jean-Philippe Roulet
    Title: Directeur - Droit Financier et des Societes


Dated: [    ], 2001

                                                                 Draft 28 May 01

                              Deutsche Telekom AG

             Certificate of the Head of International Legal Affairs
             ------------------------------------------------------

          The undersigned, Kevin Copp, does hereby certify that he is the Head of International Legal Affairs of Deutsche Telekom AG, a stock corporation organized and existing under the laws of the Federal Republic of Germany ("DT"), and that:

        (a) Attached to this certificate as Exhibit A is a true, correct and complete copy of the Articles of Association (Satzung) of DT as in effect from [insert last amendment date], the date such documents were last amended, to and including the Closing Date, together with a true and accurate English language translation thereof.

        (b) Attached hereto as Exhibit B is a true, correct and complete copy of the resolutions adopted by the Board of Management (Vorstand) of DT at a meeting held on _______, 2001. Such resolutions have not been amended or modified and are the only resolutions adopted by the Board of Management of DT relating to the sale and offering of the Shares by NAB Nordamerika Beteiligungs GmbH, the execution and delivery by DT of the Underwriting Agreement identified below and DT's performance of its obligations thereunder.

        (c) Attached hereto as Exhibit C is a true, correct and complete copy of the resolutions adopted by the Supervisory Board (Aufsichtsrat) of DT at a meeting held on _______, 2001. Such resolutions have not been amended or modified and are the only resolutions adopted by the Supervisory Board of DT relating to the sale and offering of the Shares by NAB Nordamerika Beteiligungs GmbH, the execution and delivery by DT of the Underwriting Agreement identified below and DT's performance of its obligations thereunder.

        (d) The execution and delivery by DT of each of (i) the Underwriting Agreement and (ii) the Power of Attorney attached hereto as Exhibit D (the "Power of Attorney") has been duly approved by the resolutions of the Management Board and the Supervisory Board identified in paragraphs (b) and (c) hereof.

        (e) The attorney-in-fact of DT whose signature appears on the Underwriting Agreement was a duly appointed attorney-in-fact of DT with authority to execute that document, as of the date of the execution of that document.

        (f) Karl-Gerhard Eick and Jeffrey A. Hedberg, whose signatures appear on the Power of Attorney, were incumbent members of the Managing Board of DT, as of the date of the execution of such Power of Attorney, are currently serving in such capacity, and the signature on the Power of Attorney are their true and genuine signatures.

        (g) As of the date hereof, no liquidation or dissolution proceeding in respect of DT has been instituted or to the knowledge of DT is threatened and DT has not consummated a merger in which it is not the surviving entity.

          Capitalized terms used and not defined herein shall have their respective meanings as set forth in the underwriting agreement dated May ___, 2001, among DT, France Telecom, NAB Nordamerika Beteiligungs GmbH, Sprint Corporation and the several underwriters named in Schedule II thereto (the "Underwriting Agreement").


                                    By:___________________________
                                       Name:   Kevin Copp
                                       Title:  Head of International
                                               Legal Afffairs

Dated:  June __, 2001



          I, Jeffrey A. Hedberg, member of the Board of Management of DT, hereby certify that Kevin Copp, is the incumbent Head of International Legal Affairs of DT, as of the date of the execution of the Power of Attorney and the Underwriting Agreement, is currently serving in such capacity, and that the signature appearing above is his genuine signature.


By:________________________
   Name:
   Title:


Dated:  June __, 2001

                                                            CGSH Draft 28 May 01

                   NAB Nordamerika Beteiligungs Holding GmbH

                        Managing Director's Certificate
                        -------------------------------

          The undersigned, Heinz Klesing, does hereby certify that he is a Managing Director (Gesch_ftsfuhrer) of NAB Nordamerika Beteiligungs Holding GmbH, a limited liability company organized and existing under the laws of the Federal Republic of Germany ("NAB"), and that:

        (a) Attached to this certificate as Exhibit A is a true, correct and complete copy of the Articles of Association (Gesellschaftsvertrag) of NAB as in effect from December 22, 1999, the date such documents were last amended, to and including the Closing Date, together with a true and accurate English language translation thereof.

        (b) Attached to this certificate as Exhibit B are true, correct and complete copies (together with true and accurate English language translations thereof) of all resolutions of the sole shareholder (Gesellschafterin) and Supervisory Board (Aufsichtsrat) of NAB as of a recent date relating to the Underwriting Agreement, the Letter to the Transfer Agent, the Power of Attorney attached hereto as Exhibit C and the sale and pricing of the Shares. Such resolutions have not been amended or modified and are the only resolutions adopted of the sole shareholder and Supervisory Board of NAB relating to the Underwriting Agreement, the Letter to the Transfer Agent, the Power of Attorney attached hereto as Exhibit C (the "Power of Attorney") and the sale and pricing of the Shares.

        (c) The execution and delivery by NAB of each of (i) the Underwriting Agreement, (ii) the Letter to the Transfer Agent and (iii) the Power of Attorney has been duly approved by the two Managing Directors (Gesch_ftsfuhrer) of NAB, in accordance with the authority invested in such persons by German law, the resolutions identified in clause (b) hereof and the Articles of Association of NAB.

        (d) The attorney-in-fact of NAB whose signature appears on each of the Underwriting Agreement, the Letter to the Transfer Agent and the Stock Power attached hereto as Exhibit D was a duly appointed attorney-in-fact of NAB with authority to execute those documents, as of the date of the execution of those documents.

        (e) Joachim Peckert, whose signature appears on the Power of Attorney, was an incumbent Managing Director (Gesch_ftsfuhrer) of NAB, as of the date of the execution of such Power of Attorney, is currently serving in such capacity, and the signature below is his true and genuine signature.

        (f) As of the date hereof, no liquidation or dissolution proceeding in respect of NAB has been instituted or to the knowledge of NAB is threatened and

             NAB has not consummated a merger in which it is not the surviving entity.

        (g) The representations and warranties of NAB in the Underwriting Agreement are true and correct as if made on the Closing Date and NAB has complied in with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied thereunder at or before the Closing Date.

          Capitalized terms used and not defined herein shall have their respective meanings as set forth in the underwriting agreement dated May ___, 2001, among France Telecom, NAB, Deutsche Telekom AG, Sprint Corporation and the several underwriters named in Schedule II thereto (the "Underwriting Agreement").


                                    By:___________________________
                                        Name:  Heinz Klesing
                                        Title:  Managing Director

Dated:  June __, 2001

          I, Joachim Peckert, Managing Director (Gesch_ftsfuhrer) of NAB, hereby certify that Heinz Klesing, whose signature appears on the Power of Attorney, was an incumbent Managing Director (Gesch_ftsfuhrer)of NAB, as of the date of the execution of such Power of Attorney, is currently serving in such capacity, and that the signature appearing above is his genuine signature.


By:________________________
   Name:
   Title: Managing Director


Dated:  June __, 2001

                                                                       EXHIBIT H



                           [FORM OF TAX CERTIFICATE]



            AFFIDAVIT PURSUANT TO INTERNAL REVENUE CODE SECTION 1445 AND PURSUANT TO THE REQUIREMENTS OF TREASURY REGULATION
                           SECTION 1.897-2(g), (h)(4)



          The undersigned, being a duly authorized officer of Sprint Corporation (the "Company"), hereby affirms that, to the best of the undersigned's knowledge and belief:

          1. The Company is not and has not been a United States real property holding corporation (as defined in Section 897(c)(2)of the Internal Revenue Code of 1986, as amended (the "Code")) during the five-year period ending on the date hereof. Accordingly, as of the date hereof, the FON Common Stock of the Company does not constitute a United States real property interest within the meaning of Section 897(c) of the Code;

          2.  The Company's U.S. employer identification number is ___________.

          3. The Company's address is 2330 Shawnee Mission Parkway, Westwood, Kansas 66205.

          Under penalties of perjury, the undersigned declares that to the best of the undersigned's knowledge and belief, this affidavit is true, correct, and complete, and that the undersigned has the authority to execute this affidavit on behalf of the Company.


     Date: ________________         __________________________________
                                    Name:
                                    Title:

                                                        Exhibit I




                   [FORM OF OFFERING PROCEDURES CERTIFICATE]




                        Offering Procedures Certificate
                        -------------------------------

     Reference is made to the Underwriting Agreement (the "Underwriting Agreement") dated as of [ ], 2001, by and among France Telecom, Deutsche Telekom AG, NAB Nordamerika Beteiligungs Holding GmbH, the several underwriters named in Schedule II thereto (the "Underwriters") and Sprint Corporation, a Kansas corporation (the "Company"). Capitalized terms used and not defined in this Certificate shall have the meaning given such terms in the Underwriting Agreement.

     As Representatives of the Underwriters, we hereby certify that the Underwriters have conducted the offering of Firm Shares described in the Underwriting Agreement (the "Offering") with the following restrictions:

     (i) the Underwriters did not knowingly sell more than 8,741,854 Firm Shares to any one person in the Offering without receiving the consent of an authorized representative of the Company, unless such person was a recognized institutional investor;

     (ii) the Underwriters did not knowingly sell more than 17,483,707 Firm Shares to any one person in the Offering without receiving the consent of an authorized representative of the Company; and

     (iii) the Underwriters did not knowingly sell any Firm Shares in the Offering to any one person that had a current Schedule 13D under the Securities Exchange Act of 1934 disclosing beneficial ownership in the Company on file with the Securities and Exchange Commission (the "SEC") as of the close of business on [insert date of the last business day before pricing] (the "Determination Date") without receiving the consent of an authorized representative of the Company. For purposes of this paragraph
     (iii), the knowledge of the Underwriters was determined solely by checking filings available to the general public on the SEC's EDGAR system as of the close of business on the Determination Date.


     Acting severally on behalf of themselves and the several Underwriters set forth in Schedule II of the Underwriting Agreement:


     By:  [         ]


     By:
          Name:
          Title:


     Date:  _______________________